This prospectus sets forth concisely the information about Scudder Global Fund, a series of Scudder Global Fund, Inc., an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a Statement of Additional Information dated November 1, 1996, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




Contents--see page 4.




Scudder Global Fund



Prospectus
November 1, 1996














A pure no-load(TM) (no sales charges) mutual fund series which seeks long-term growth of capital from worldwide investing.

  Expense information



 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder Global Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)                NONE
     Commissions to reinvest dividends                                NONE
     Redemption fees                                                  NONE*
     Fees to exchange shares                                          NONE

 2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended June 30, 1996.

     Investment management fee                                       0.96%
     12b-1 fees                                                       NONE
     Other expenses                                                  0.38%
                                                                     ----
     Total Fund operating expenses                                   1.34%
                                                                     ====


 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

      1 Year            3 Years           5 Years          10 Years
      ------            -------           -------          --------
        $14               $42               $73              $161


 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

 * You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

  Financial highlights



The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.



                                                                                                         FOR THE PERIOD
                                                                                                          JULY 23, 1986
                                                             YEARS ENDED JUNE 30,                        (COMMENCEMENT OF
                                                                                                            OPERATIONS)
                                                                                                            TO JUNE 30,
                               1996     1995    1994(e)   1993     1992     1991     1990     1989    1988     1987
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
                              -------------------------------------------------------------------------------------------
  beginning of period .....   $25.64   $23.93   $21.63   $19.56   $18.06   $20.36   $17.64   $14.47  $15.42   $12.00
                              -------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income .....      .24      .25      .23      .15      .19      .40      .19      .19     .18      .05
Net realized and
  unrealized gain (loss)
  on investment
  transactions ............     3.94     1.91     2.57     2.42     2.28    (1.50)    3.28     3.20    (.82)    3.37
Total from investment         -------------------------------------------------------------------------------------------
  operations ..............     4.18     2.16     2.80     2.57     2.47    (1.10)    3.47     3.39    (.64)    3.42
                              -------------------------------------------------------------------------------------------
Less distributions from:
Net investment income .....     (.25)    (.11)    (.24)    (.16)    (.31)    (.37)    (.20)    (.14)   (.06)       -
Net realized gains
  from investment
  transactions ............     (.84)    (.34)    (.26)    (.34)    (.66)    (.83)    (.55)    (.08)   (.25)       -
                              -------------------------------------------------------------------------------------------
Total distributions .......    (1.09)    (.45)    (.50)    (.50)    (.97)   (1.20)    (.75)    (.22)   (.31)       -
                              -------------------------------------------------------------------------------------------
Net asset value, end of       -------------------------------------------------------------------------------------------
        period ............   $28.73   $25.64   $23.93   $21.63   $19.56   $18.06   $20.36   $17.64  $14.47   $15.42
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) ..........    16.65     9.11    12.99    13.45    14.09    (5.20)   20.00    23.90   (4.45)   28.50**
RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of
  period ($ millions) .....    1,368    1,168    1,096      577      371      268      257       91      81      102
Ratio of operating
  expenses, to average
   daily net assets (%) ...     1.34     1.38     1.45     1.48     1.59     1.70     1.81     1.98    1.71(c)  1.84*(a)
Ratio of net investment
  income to average
  daily net assets (%) ....      .84     1.03      .97      .90     1.09     2.21     1.77     1.22    1.23      .63*
Portfolio turnover
  rate (%) ................     29.1     44.4     59.7     64.9     44.6     85.0(d)  38.3     30.7    53.8     32.2*
Average commission rate

  paid (b) ................   $.0272   $    -   $    -   $    -   $    -   $    -   $    -   $    -  $    -   $    -



(a) The Adviser did not impose all of its management fee during the period July 23, 1986 (commencement of operations) to December 31, 1986, amounting to $.01 per share.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996.
(c) The Adviser absorbed a portion of the Fund's expenses exclusive of management fees, amounting to $.03 per share.
(d) The portfolio turnover rate on equity securities and debt securities was 62.7% and 174.4%, respectively, based on average monthly equity holdings and average monthly debt holdings.
(e) Per share amounts have been calculated using weighted average shares outstanding.
*    Annualized
**   Not annualized.


  A message from Scudder's chairman


Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $100 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

/s/Daniel Pierce


  Scudder Global Fund


Investment objective

o  long-term growth of capital from global investment

Investment characteristics

o  worldwide investing with international investment risk

o efficient vehicle for investors to participate in investments denominated in U.S. and foreign currencies


  Contents


Investment objective and policies                        5

Investment results                                       6

Risks of global investing                                6

Why invest in the Fund?                                  7

International investment experience                      8

Additional information about policies and investments    8

Distribution and performance information                11

Purchases                                               12

Exchanges and redemptions                               13

Fund organization                                       14

Transaction information                                 14

Shareholder benefits                                    18

Directors and Officers                                  21

Investment products and services                        22

How to contact Scudder                                  23

  Investment objective and policies


Scudder Global Fund (the "Fund"), a series of Scudder Global Fund, Inc., seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund invests in companies that the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. It is expected that investments will be spread broadly around the world. The Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's ("S&P") or those of equivalent quality as determined by the Adviser. The Fund may not invest more than 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P or deemed by the Adviser to be of comparable quality (see "Additional information about policies and investments --Risk factors").

The Fund may invest in zero coupon securities which pay no cash income and are issued at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Fixed-income securities also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. Similarly, the Fund may invest in cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Fund may invest in closed-end investment companies holding foreign securities. In addition, the Fund may engage in strategic transactions.


  Risks of global investing

Global investing involves economic and political considerations not typically found in U.S. markets. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability


  Investment Results
 -------------------------------------------------------------------------------
 Scudder Global Fund is designed for long-term investors who can accept international investment risk. The dollar value of the Fund's portfolio securities fluctuates with changes in market and economic conditions abroad and with changes in relative currency values. Changes in the Fund's share price may not be related to changes in the U.S. stock and bond markets. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. For additional information concerning risks of international investment, see "Risks of global investing."

 Annual capital changes**
 ------------------------
       Years Ended             Net Asset                                   Capital Gains
         June 30,             Value/Share            Dividends             Distributions          Capital Change
         --------             -----------            ---------             -------------          --------------
          1987*                   $15.42                 --                      --                     --
          1988                     14.47                $.06                 $  .25                 -  4.88%
          1989                     17.64                 .14                    .08                 +  22.69
          1990                     20.36                 .20                    .55                 +  19.33
          1991                     18.06                 .37                    .83                 -   8.47
          1992                     19.56                 .31                    .66                 +  12.24
          1993                     21.63                 .16                    .34                 +  12.53
          1994                     23.93                 .24                    .26                 +  11.88
          1995                     25.64                 .11                    .34                 +   8.63
          1996                     28.73                 .25                    .84                 +  15.33

 Growth of a $10,000 investment                                                         Total Return
 ------------------------------                                                         ------------
       Years Ended                     Value of Initial
      June 30, 1996                   $10,000 Investment                  Average Annual             Cumulative
      -------------                   ------------------                  --------------             ----------
     One Year                                 $11,665                       +  16.65%                +  16.65%
     Five Years                                18,616                       +  13.23                 +  86.16
     Life of the Fund                          32,239                       +  12.49                 + 222.39

 Performance  figures are historical and all total return  calculations assume reinvestment of capital gains and income distributions.  Investor  returns and principal value fluctuate so that an investor's  shares,  when redeemed,  may be worth more or less than their original cost.  *For the period July 23, 1986  (commencement  of operations) to June 30,
 1987. **For a definition of "capital change," see "Distribution and performance information."
 These results are not intended to indicate future investment performance.
 -----------------------------------------------------------------------------------------------------------------------

to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends and interest paid to the Fund), war, expropriation, political and social instability, and diplomatic developments.

Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

The Fund is designed for long-term investors who can accept international investment risk. Since the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. Because of the Fund's global investment policies and the investment considerations discussed above, investment in shares of the Fund should not be considered a complete investment program.


  Why invest in the Fund?


The management of the Fund believes that there is substantial opportunity for long-term capital growth from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. This global investment framework seeks to take advantage of the investment opportunities created by the global economy. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products and raise capital. As a result, international trends such as movements in currency and trading relationships are becoming more important to many industries than purely domestic influences. To understand a company's business, it is frequently more important to understand how it is linked to the world economy than whether or not it is, for example, a U.S., French or Swiss company. Just as a company takes a global perspective in deciding where to operate, so too may an investor benefit from looking globally in deciding which industries are growing, which producers are efficient and which companies' shares are undervalued. The Fund affords the investor access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

The Fund is designed for investors seeking worldwide equity opportunities in developed, newly industrialized and developing countries (some of these developing countries are located in Latin America and Africa). Like consumers who seek to buy a good product wherever it is made, the Fund seeks to find investment opportunities regardless of location. Because the Fund's portfolio invests globally, it provides the potential to augment returns available from the U.S. stock market. In addition, since U.S. and foreign markets do not always move in step with each other, a global portfolio will be more diversified than one invested solely in U.S. securities.

Investing directly in foreign securities is usually impractical for most investors because it presents complications and extra costs. Investors often find it difficult to arrange purchases and sales, to obtain current information, to hold securities in safekeeping and to convert the value of their investments from foreign currencies into dollars. The Fund manages these problems for the investor. With a single investment, the investor has a diversified worldwide investment portfolio which is managed actively by experienced professionals. The Adviser has had many years of experience investing in foreign markets and dealing with trading, custody and currency transactions around the world. The Adviser has the benefit of information it receives from worldwide sources and believes the Fund affords investors an efficient and cost-effective method of investing worldwide.

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.


 International investment
  experience

The Adviser has been a leader in international investment management for over 40 years. Its investment company clients include Scudder International Fund, which invests primarily in foreign securities and was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission, Scudder International Bond Fund, which invests internationally, Scudder Global Bond Fund and Scudder Global Discovery Fund which invest worldwide, Scudder Greater Europe Growth Fund which invests primarily in the equity securities of European companies, The Japan Fund, Inc., which invests primarily in securities of Japanese companies, Scudder Latin America Fund, which invests in Latin American issuers, Scudder Pacific Opportunities Fund, which invests in issuers located in the Pacific Basin with the exception of Japan, Scudder Emerging Markets Income Fund, which invests in debt securities issued in emerging markets and Scudder Emerging Markets Growth Fund, which invests in equity securities issued in emerging markets. The Adviser also manages the assets of eight closed-end investment companies investing in foreign securities: The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc. and Scudder World Income Opportunities Fund, Inc. Assets of international investment company clients of the Adviser exceeded $8 billion as of September 30, 1996.


  Additional information about policies and investments


Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to maintain the portfolio's diversity and reduce investment risk.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.

Common stocks

Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to sellers of the securities before repurchase under a repurchase agreement, the Fund may encounter delay and incur costs including a decline in the value of the securities, before being able to sell the securities.

Debt securities. The Fund will invest no more than 5% of its total assets in debt securities rated BBB or Baa or below or in unrated securities. Securities rated below BBB/Baa are commonly referred to as "junk bonds." The lower the quality of such debt securities, the greater their risks render them like equity securities. The Fund may invest in securities which are rated as low as C by Moody's or D by S&P at the time of purchase. Such securities may be in default with respect to payment of principal or interest.

Zero coupon securities. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

Illiquid or restricted investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.


  Distribution and performance information

Dividends and capital gains distributions

The Fund intends to distribute any dividends from net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations.

Shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries.

The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for periods of one year, five years and the life of the Fund. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that dividends and capital gains distributions during the period were reinvested. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.


 Purchases

 Opening
 an account          Minimum initial investment: $2,500; IRAs $1,000
                     Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

                     o  By Mail              Send your completed and signed application and check
 Make checks
 payable to "The                                 by regular mail to:        or            by express, registered,
 Scudder Funds."                                                                          or certified mail to:

                                                 The Scudder Funds                        Scudder Shareholder
                                                 P.O. Box 2291                            Service Center
                                                 Boston, MA                               42 Longwater Drive
                                                 02107-2291                               Norwell, MA
                                                                                          02061-1612

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.
                                             Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center
                                             locations are listed under Shareholder benefits.
 -----------------------------------------------------------------------------------------------------------------------

 Purchasing          Minimum additional investment: $100; IRAs $50
 additional          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
 shares              See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete
 Scudder Funds."                             Fund name, to  the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.


                     o  In Person            Visit one of our Funds Centers to make an additional
                                             investment in your Scudder fund account. Funds Center
                                             locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares--
                                             By AutoBuy or By telephone order for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis
                        Investment Plan      through automatic  deductions from your bank
                        ($50 minimum)        checking account. Please call 1-800-225-5163  for more information and an enrollment form.


 Exchanges and redemptions


 Exchanging        Minimum investments:  $2,500 to establish a new account;
 shares                                  $100 to exchange among existing accounts

                   o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                   o By Mail          Print or type your instructions and include:
                     or Fax             -   the name of the Fund and the account number you are exchanging from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to exchange;
                                        -   the name of the Fund you are exchanging into;
                                        -   your signature(s) as it appears on your account; and
                                        -   a daytime telephone number.

                                      Send your instructions

                                      by regular mail to:      or   by express, registered,   or   by fax to:
                                                                    or certified mail to:

                                      The Scudder Funds             Scudder Shareholder            1-800-821-6234
                                      P.O. Box 2291                 Service Center
                                      Boston, MA 02107-2291         42 Longwater Drive
                                                                    Norwell, MA
                                                                    02061-1612
 -----------------------------------------------------------------------------------------------------------------------

 Redeeming        o By Telephone      To speak with a service representative, call 1-800-225-5163 from
 shares                               8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day). You may  have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax number
                     or Fax           above and include:
                                        - the name of the Fund and account number you are redeeming from;
                                        - your name(s) and address as they appear on your account;
                                        - the dollar amount or number of shares you wish to redeem;
                                        - your signature(s) as it appears on your account; and
                                        - a daytime telephone number.

                                      A signature guarantee is required for redemptions over $50,000.
                                      See Transaction information--Redeeming shares.

                   o By Automatic     You may arrange to receive automatic cash payments periodically. Call
                     Withdrawal       1-800-225-5163 for more information and an enrollment form.
                     Plan

  Fund organization


The Fund is a diversified series of Scudder Global Fund, Inc. (the "Corporation"), an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Corporation was organized as a Maryland corporation in May 1986.

The Fund's activities are supervised by the Corporation's Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Directors. The Directors have overall responsibility for the management of the Fund under Maryland law.

For the fiscal year ended June 30, 1996, the Adviser received an investment management fee of 0.96% of the Fund's average daily net assets.

The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. This fee is higher than that charged many funds which invest primarily in U.S. securities, but not necessarily higher than fees charged to funds with investment objectives similar to those of the Fund.

All the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

Scudder, Stevens & Clark, Inc., is located at 345 Park Avenue, New York, New
York.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.

Custodian

Brown Brothers Harriman & Co. is the Fund's custodian.


  Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:
        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:
-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the

Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Directors. Scudder retirement plans and certain other accounts have similar or lower minimum balance requirements. A shareholder may open an account with at least

$1,000, if an automatic investment plan of $100/month is established.

Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Fund's Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


  Shareholder benefits


Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Global Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for Scudder Global Fund's worldwide strategy and investment themes since its inception in 1986. Mr. Holzer, who has over 20 years' experience in global investing, joined Scudder in 1980. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976 and the team in 1993. Alice Ho, Portfolio Manager, joined the team in

1994 and is also responsible for implementing the Fund's strategy. Ms. Ho, who joined Scudder in 1986 as a member of the institutional and private investment counsel areas, has worked as a portfolio manager since 1989.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, New York, and San Francisco.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

  Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

   o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

   o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

   o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

   o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

   o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

   o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

  Directors and Officers


  Daniel Pierce*
      Chairman of the Board,
      Director and Vice President

  William E. Holzer*
      President

  Paul Bancroft III
      Director; Venture Capitalist and Consultant

  Sheryle J. Bolton
      Director; Consultant

  Nicholas Bratt*
      Director

  Thomas J. Devine
      Director; Consultant

  William H. Gleysteen, Jr.
      Director; Consultant

  Dudley H. Ladd*
      Director

  William H. Luers
      Director; President, The Metropolitan Museum of Art

  Robert W. Lear
      Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

  Robert G. Stone, Jr.
      Honorary Director; Chairman of the Board and Director, Kirby Corporation

  Adam M. Greshin*
      Vice President

  Jerard K. Hartman*
      Vice President

  Thomas W. Joseph*
      Vice President

  Gerald J. Moran*
      Vice President

  Isabel Saltzman*
      Vice President

  Thomas F. McDonough*
      Vice President and Secretary

  Pamela A. McGrath*
      Vice President and Treasurer

  David S. Lee*
      Vice President and Assistant Treasurer

  Edward J. O'Connell*
      Vice President and Assistant Treasurer

  Juris Padegs*
      Vice President and Assistant Secretary

  Kathryn L. Quirk*
      Vice President and Assistant Secretary

  Coleen Downs Dinneen*
      Assistant Secretary

  *Scudder, Stevens & Clark, Inc.

  Investment products and services


    The Scudder Family of Funds

    Money market
      Scudder Cash Investment Trust
      Scudder U.S. Treasury Money Fund

    Tax free money market+
      Scudder Tax Free Money Fund
      Scudder California Tax Free Money Fund*
      Scudder New York Tax Free Money Fund*

    Tax free+
      Scudder California Tax Free Fund*
      Scudder High Yield Tax Free Fund
      Scudder Limited Term Tax Free Fund
      Scudder Managed Municipal Bonds
      Scudder Massachusetts Limited Term Tax Free Fund*
      Scudder Massachusetts Tax Free Fund*
      Scudder Medium Term Tax Free Fund
      Scudder New York Tax Free Fund*
      Scudder Ohio Tax Free Fund*
      Scudder Pennsylvania Tax Free Fund*

    Income
      Scudder Emerging Markets Income Fund
      Scudder Global Bond Fund
      Scudder GNMA Fund
      Scudder High Yield Bond Fund
      Scudder Income Fund
      Scudder International Bond Fund
      Scudder Short Term Bond Fund
      Scudder Zero Coupon 2000 Fund

    Growth and Income
      Scudder Balanced Fund
      Scudder Growth and Income Fund

    Growth
      Scudder Capital Growth Fund
      Scudder Classic Growth Fund
      Scudder Development Fund
      Scudder Emerging Markets Growth Fund
      Scudder Global Discovery Fund
      Scudder Global Fund
      Scudder Gold Fund
      Scudder Greater Europe Growth Fund
      Scudder International Fund
      Scudder Latin America Fund
      Scudder Micro Cap Fund
      Scudder Pacific Opportunities Fund
      Scudder Quality Growth Fund
      Scudder Small Company Value Fund
      Scudder 21st Century Growth Fund
      Scudder Value Fund The Japan Fund

--------------------------------------------------------------------------------
    Closed-end Funds#
      The Argentina Fund, Inc.
      The Brazil Fund, Inc.
      The First Iberian Fund, Inc.
      The Korea Fund, Inc.
      The Latin America Dollar Income Fund, Inc.
      Montgomery Street Income Securities, Inc.
      Scudder New Asia Fund, Inc.
      Scudder New Europe Fund, Inc.
      Scudder World Income Opportunities Fund, Inc.

--------------------------------------------------------------------------------
    Retirement Plans and
    Tax-Advantaged Investments
      IRAs
      Keogh Plans
      Scudder Horizon Plan*+++ (a variable annuity)
      401(k) Plans
      403(b) Plans
      SEP-IRAs
      Profit Sharing and Money Purchase Pension Plans

--------------------------------------------------------------------------------
    Institutional Cash Management
      Scudder Institutional Fund, Inc.
      Scudder Fund, Inc.
      Scudder Treasurers Trust(TM)++

--------------------------------------------------------------------------------
For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #Funds advised by Scudder, Stevens & Clark, Inc. and traded on various stock exchanges. ++An institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum). Call 1-800-541-7703 for information.

  How to contact Scudder

 Account Service and Information:                            Scudder Brokerage Services:

 For existing account            Scudder Investor            To receive information            Scudder Brokerage
 service and transactions        Relations                   about this discount               Services**
                                 1-800-225-5163              brokerage service and             1-800-700-0820
                                                             to obtain an application

 For personalized                Scudder Automated           Please address all correspondence to:
 information about your          Information Line                  The Scudder Funds
 Scudder accounts;               (SAIL)                            P.O. Box 2291
 exchanges and                   1-800-343-2890                    Boston, Massachusetts
 redemptions; or                                                   02107-2291
 information on any
 Scudder fund
                                 Visit the Scudder World Wide Web Site at:

                                          http://funds.scudder.com

 Investment Information:                                     Or Stop by a Scudder Funds Center:

 To receive information          Scudder Investor            Many shareholders enjoy  the personal,  one-on-one
 about the Scudder funds,        Relations                   service of the Scudder Funds Centers. Check  for a
 for additional applications     1-800-225-2470              Funds Center near  you--they can be found  in  the
 and prospectuses, or for                                    following cities:
 investment questions


 For establishing 401(k)         Scudder Defined             Boca Raton                New York
 and 403(b) plans                Contribution                Boston                    San Francisco
                                 Services                    Chicago
                                 1-800-323-6105

 For information on Scudder Treasurers  Trust(TM),  an       For information on Scudder Institutional Funds*,
 institutional  cash  management  service  for  corpo-       funds  designed  to meet  the  broad  investment
 rations,  non-profit organizations and  trusts  which       management  and  service  needs   of  banks  and
 utilizes certain  portfolios  of Scudder  Fund,  Inc.*      other  institutions,  call:  1-800-854-8525.
 ($100,000 minimum), call: 1-800-541-7703.

 Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

**   Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA
     02061--Member NASD/SIPC.

This prospectus sets forth concisely the information about Scudder International Bond Fund, a series of Scudder Global Fund, Inc., an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a Statement of Additional Information dated November 1, 1996, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents--see page 4.

Scudder
International
Bond Fund



Prospectus
November 1, 1996







A pure no-load(TM) (no sales charges) mutual fund series which seeks income primarily by investing in high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

 Expense information



How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder International Bond Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

    Sales commissions to purchase shares (sales load)                  NONE
    Commissions to reinvest dividends                                  NONE
    Redemption fees                                                    NONE*
    Fees to exchange shares                                            NONE


2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended June 30, 1996.

    Investment management fee                                          0.85%
    12b-1 fees                                                         NONE
    Other expenses                                                     0.41%
                                                                      ------
    Total Fund operating expenses                                      1.26%
                                                                      ======


Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)


            1 Year         3 Years            5 Years          10 Years
            ------         -------            -------          --------
             $13             $40                $69              $152


See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

 Financial highlights


 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

 If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                                                   FOR THE PERIOD
                                                                                                                    JULY 6, 1988
                                                                                                                   (COMMENCEMENT
                                                                       YEARS ENDED JUNE 30,                        OF OPERATIONS)
                                             ---------------------------------------------------------------------   TO JUNE 30,
                                              1996      1995      1994(b)     1993      1992       1991      1990       1989
                                             --------------------------------------------------------------------- -------------
Net asset value, beginning of period .....   $11.43    $11.97     $13.57     $13.68    $12.35     $12.08    $11.27     $12.00
                                             ------    ------     ------     ------    ------     ------    ------     ------
Income from investment operations:
   Net investment income (a) .............      .73       .98        .92       1.03      1.08       1.21      1.10       1.00
   Net realized and unrealized gain (loss)
    on investment transactions (c) .......     (.45)     (.54)     (1.22)       .52      2.15        .56       .80       (.73)
                                             ------    ------     ------     ------    ------     ------    ------     ------
Total from investment operations .........      .28       .44       (.30)      1.55      3.23       1.77      1.90        .27
                                             ------    ------     ------     ------    ------     ------    ------     ------
Less distributions:
    From net investment income ...........     (.12)       --       (.91)     (1.04)    (1.09)     (1.21)    (1.09)     (1.00)
    From net realized gains on investment
      transactions .......................       --        --         --       (.62)     (.81)      (.29)       --         --
    In excess of net realized gains on
      investment transactions ............       --        --       (.39)        --        --         --        --         --
    Tax return of capital ................     (.61)     (.98)        --         --        --         --        --         --
                                             ------    ------     ------     ------    ------     ------    ------     ------
Total distributions ......................     (.73)     (.98)     (1.30)     (1.66)    (1.90)     (1.50)    (1.09)     (1.00)
                                             ------    ------     ------     ------    ------     ------    ------     ------
Net asset value, end of period ...........   $10.98    $11.43     $11.97     $13.57    $13.68     $12.35    $12.08     $11.27
                                             ======    ======     ======     ======    ======     ======    ======     ======
TOTAL RETURN (%) .........................     2.59      3.92      (2.83)     12.24     28.25      14.88     17.59       2.16**

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...      515       910      1,231      1,017       542        144        73         13
Ratio of operating expenses, net to
    average net assets (%) (a) ...........     1.26      1.30       1.27       1.25      1.25       1.25      1.25       1.00*
Ratio of net investment income to
    average net assets (%) ...............     6.50      8.52       6.86       7.69      8.31       9.48      9.57       8.58*
Portfolio turnover rate (%) ..............    275.7     318.5      232.9      249.7     147.9      260.1     215.6      103.8*

(a) Reflects a per share amount of
      expenses, exclusive of management
      fees, reimbursed by the Adviser of .   $   --    $   --     $   --     $   --    $   --     $   --    $   --     $  .39
    Reflects a per share amount of
      management fee not imposed
      by the Adviser of ..................   $   --    $   --     $   --     $  .02    $  .04     $  .06    $  .10     $  .10
    Operating expense ratio before
      expense reductions (%) .............       --        --       1.29       1.37      1.57       1.75      2.51       5.59*
(b) Per share amounts have been calculated using weighted average shares outstanding.
(c) Includes exchange gain (loss) of $.01, $.01 and ($.02) for the periods ended June 30, 1991, 1990 and 1989, previously included in net investment income.
 *  Annualized
**  Not annualized


 A message from Scudder's chairman



Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $100 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                                                /s/Daniel Pierce

 Scudder International Bond Fund


   Investment objectives

o income primarily by investing in high-grade bonds denominated in foreign currencies

o protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection

   Investment characteristics

o easy access to worldwide interest rate and currency cycles through a portfolio of debt securities denominated in foreign currencies

o  convenient vehicle for investors seeking income from non-U.S.
   dollar-denominated bonds


 Contents


Investment objectives and policies                     5

International bond investing                           5

Why invest in the Fund?                                6

International investment experience                    6

Special risk considerations                            6

Investments                                            7

Additional information about policies
   and investments                                     8

Purchases                                             12

Exchanges and redemptions                             13

Distribution and performance information              14

Fund organization                                     15

Transaction information                               16

Shareholder benefits                                  19

Directors and Officers                                22

Investment products and services                      23

How to contact Scudder                        Back cover

 Investment objectives and policies


Scudder International Bond Fund (the "Fund"), a non-diversified series of Scudder Global Fund, Inc., is a pure no-load(TM), open-end management investment company which offers investors a convenient way to invest in a managed portfolio of debt securities denominated in foreign currencies. (In this prospectus, such securities are called "international" securities.) The Fund's objective is to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

Except as otherwise indicated, the Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objectives will be met.


 International bond investing


Opening of foreign markets

In recent years, opportunities for investment in international bond markets have become more significant. Foreign currency denominated bond markets have grown faster than the U.S. dollar-denominated bond market in terms of U.S. dollar market value and now represent more than half of the value of the world's developed bond markets. Participants in the markets have grown in number thereby providing better liquidity. Finally, a number of international bond markets have reduced barriers to entry to foreign investors by deregulation and by reducing their withholding taxes.

Globalization of capital flows

Simultaneous with the opening of foreign markets, barriers to international capital flows have been reduced or eliminated, freeing investment funds to seek the highest expected returns. Thus, market conditions in one economy influence market conditions elsewhere, through the channel of global capital flows. The Fund provides a convenient vehicle to participate in international bond markets, some of which may outperform U.S. dollar-denominated bond markets in U.S. dollar terms during certain periods of time.

International participation

Although the Fund is non-diversified under the Investment Company Act of 1940 (the "1940 Act"), investing in the Fund can provide international diversity to an investor's existing portfolio of U.S. dollar-denominated bonds ("U.S. bonds"), thereby reducing volatility or risk over time. Historically, returns of international bond markets have often diverged from returns generated by U.S. bond markets. These divergences stem not only from fluctuating exchange rates, but also from foreign interest rates not always moving in the same direction or having the same magnitude as interest rates in the U.S.


Investment opportunity

International bonds may provide, at times, higher investment returns than U.S. bonds. For example, international bonds may provide higher current income than U.S. bonds and/or the local price of international bonds can appreciate more than U.S. bonds. Fluctuations in foreign currencies relative to the U.S. dollar can potentially benefit investment returns. Of course, in each case, at any time the opposite may also be true.

 Why invest in the Fund?

The Fund provides an easy, efficient and relatively low cost way of investing in international bonds. Direct investment in international securities is usually impractical for most individual and smaller institutional investors. Investors often find it difficult to purchase and sell international bonds, to obtain current information about foreign entities, to hold securities in safekeeping and to convert the value of their investment from foreign currencies into U.S. dollars. The Fund manages these concerns for the investor. With a single investment in the Fund, a shareholder can benefit from the income and potential capital protection and appreciation associated with a professionally managed portfolio of high-grade international bonds. The Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), has had extensive experience investing in international markets and dealing with trading, custody and currency transactions around the world.

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.


 International investment
 experience


The Adviser has been a leader in international investment management for over 40 years. Its investment company clients include Scudder International Fund, which invests primarily in foreign securities and was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission, Scudder Global Fund, Scudder Global Bond Fund and Scudder Global Discovery Fund, which invest worldwide, Scudder Greater Europe Growth Fund, which invests primarily in the equity securities of European companies, The Japan Fund, Inc., which invests primarily in securities of Japanese companies, Scudder Latin America Fund, which invests in Latin American issuers, Scudder Pacific Opportunities Fund, which invests in issuers located in the Pacific Basin with the exception of Japan, Scudder Emerging Markets Income Fund, which invests in debt securities issued in emerging markets and Scudder Emerging Markets Growth Fund, which invests in equity securities issued in emerging markets. The Adviser also manages the assets of eight closed-end investment companies investing in foreign securities: The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., and Scudder World Income Opportunities Fund, Inc. Assets of international investment company clients of the Adviser exceeded $8 billion as of September 30, 1996.


 Special risk considerations

The Fund is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return from investment in the Fund will consist of income after expenses, bond price gains (or losses) in terms of the local currency and currency gains (or losses). For tax purposes, realized gains and losses on currency are regarded as ordinary income and loss and could, under certain circumstances, have an impact on distributions. The value of the Fund's portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

Since the Fund's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Fund performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

The Adviser attempts to control exchange rate and interest rate risks through active portfolio management. The Adviser's techniques include management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Adviser's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. In any of the markets in which the Fund invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments--again providing both opportunity and risk.

Because of the Fund's long-term investment objectives, investors should not rely on an investment in the Fund for their short-term financial needs and should not view the Fund as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Fund alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.

Investments in foreign securities involve special considerations due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, currency blockages or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, less government supervision and regulation of securities exchanges, brokers and listed companies, and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Please see "Additional information about policies and investments--Risk factors."


 Investments

To achieve its objectives, the Fund will primarily invest in a managed portfolio of high-grade international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit (ECU). Portfolio investments will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies.

The high-grade debt securities in which the Fund primarily invests will be rated in one of the three highest rating categories of one of the major U.S.

rating services or, if not rated, considered to be of equivalent quality in local currency terms by the Adviser. These securities are rated AAA, AA or A by Standard & Poor's ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's").

The Fund may also purchase debt securities rated BBB, BB or B by S&P or Baa, Ba or B by Moody's and unrated securities considered to be of equivalent quality by the Adviser. The Fund will do so to avail itself of the higher yields available with these securities, but only to the extent that up to 15% of the Fund's total assets may be invested in securities rated below BBB by S&P or below Baa by Moody's. Securities rated below investment-grade (i.e., below BBB by S&P or below Baa by Moody's) entail greater risks than investment-grade debt securities (see "Risk factors").

During the year ended June 30, 1996, the average monthly dollar-weighted market value of the bonds in the Fund's portfolio were as follows: 43.0% rated Aaa, 45.0% rated Aa, 11.2% rated A, 0.0% rated Baa and 0.8% rated Ba. The bonds are rated by Moody's or S&P, or of equivalent quality as determined by the Adviser.

The Fund's investments may include:

o Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions

o Debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank)

o  Corporate debt securities

o  Bank or bank holding company debt securities

o  Other debt securities, including those convertible into common stock

The Fund may invest in zero coupon securities which pay no cash income and are issued at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.

The Fund may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. Please see "Additional information about policies and investments--Investment restrictions."

The Fund intends to select its investments from a number of country and market sectors. It may substantially invest in the issuers of one or more countries and intends to have investments in securities of issuers from a minimum of three different countries; however, the Fund may invest substantially all of its assets in securities of issuers located in one country. Under normal circumstances, the Fund will invest no more than 35% of the value of its total assets in U.S. debt securities.

For temporary defensive or emergency purposes, however, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized. In addition, the Fund may invest in indexed securities, may enter into repurchase agreements and dollar roll transactions and may engage in strategic transactions.


 Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the fund's investment risk.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements, and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.

Short-term investments

To protect against adverse movements of interest rates and for liquidity, the Fund may also purchase short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.

Indexed securities

The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price. The Fund may also enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities in which the Fund invests.

Dollar roll transactions

The Fund may enter into dollar roll transactions with selected banks and broker/dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Fund's borrowing restrictions and consist of the sale by the Fund of mortgage-backed securities together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Fund to buy securities.

When-issued securities

The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.


Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Bonds. The Fund will invest no more than 15% of its total assets in debt securities rated below BBB or Baa, but no lower than B by S&P or Moody's. Securities rated below investment- grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower-rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities and the Fund may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

Non-diversified investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to sellers of the securities before repurchase under a repurchase agreement, the Fund may encounter delay and incur costs including a decline in the value of the securities, before being able to sell the securities.

Dollar roll transactions. If the broker/dealer to whom the Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted; the value of the securities may change adversely over the term of the dollar roll; the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Zero coupon securities. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

Illiquid or restricted investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

 Purchases


Opening              Minimum initial investment: $2,500; IRAs $1,000
an account           Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

Make checks          o  By Mail              Send your completed and signed application and check
payable to "The
Scudder Funds."                                  by regular mail to:        or            by express, registered,
                                                                                          or certified mail to:

                                                 The Scudder Funds                        Scudder Shareholder
                                                 P.O. Box 2291                            Service Center
                                                 Boston, MA                               42 Longwater Drive
                                                 02107-2291                               Norwell, MA
                                                                                          02061-1612

                     o  By Wire              Please see Transactio information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.
                                             Then call  1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.
------------------------------------------------------------------------------------------------------------------------
Purchasing           Minimum additional investment: $100; IRAs $50
additional           Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
shares               See appropriate plan literature.

Make checks          o  By Mail              Send a check with a Scudder investment slip, or with a letter of
payable to "The                              instruction including your account number and  the complete
Scudder Funds."                              Fund name, to the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.

                     o  In Person            Visit one of our Funds Centers to make an additional
                                             investment in your Scudder fund account. Funds Center
                                             locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares--
                                             By AutoBuy for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis
                        Investment Plan      through automatic deductions from your bank checking
                        ($50 minimum)        account. Please call 1-800-225-5163 for more information and an enrollment form.

 Exchanges and redemptions


Exchanging          Minimum investments:  $2,500 to establish a new account;
shares                                    $100 to exchange among existing accounts

                    o By Telephone    To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                    o By Mail          Print or type your instructions and include:
                      or Fax            -   the name of the Fund and the account number you are exchanging from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to exchange;
                                        -   the name of the Fund you are exchanging into;
                                        -   your signature(s) as it appears on your account; and
                                        -   a daytime telephone number.

                                      Send your instructions

                                      by regular mail to:      or   by express, registered,   or   by fax to:
                                                                    or certified mail to:

                                      The Scudder Funds             Scudder Shareholder            1-800-821-6234
                                      P.O. Box 2291                 Service Center
                                      Boston, MA                    42 Longwater Drive
                                      02107-2291                    Norwell, MA
                                                                    02061-1612
------------------------------------------------------------------------------------------------------------------------

Redeeming          o By Telephone     To speak with a service representative, call 1-800-225-5163 from
shares                                8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax number
                     or Fax           above and include:

                                        - the name of the Fund and account number you are redeeming from;
                                        - your name(s) and address as they appear on your account;
                                        - the dollar amount or number of shares you wish to redeem;
                                        - your signature(s) as it appears on your account; and
                                        - a daytime telephone number.

                                      A signature guarantee is required for redemptions over $50,000.
                                      See Transaction information--Redeeming shares.

                   o By Automatic     You may arrange to receive automatic cash payments periodically. Call
                     Withdrawal       1-800-225-5163 for more information and an enrollment form.
                     Plan

 Distribution and performance information


Dividends and capital gains distributions

The Fund's dividends from net investment income are declared daily and distributed monthly. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December, to prevent application of federal excise tax. An additional distribution may be made if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Certain realized gains or losses on the sale or retirement of international bonds held by the Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in their Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital. The Fund may reduce its daily dividend to lessen the effect of these rules. If the Fund's income is increased under the foreign currency taxation rules, the Fund intends to declare additional distributions of such income in December. The Fund may make an additional distribution, if necessary.

Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the following year.

Performance information

From time to time quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. The "SEC yield" of the Fund is an annualized expression of the net income generated by the Fund over a specified 30-day (one month) period, as a percentage of the Fund's share price on the last day of that period. This yield is calculated according to methods required by the Securities and Exchange Commission (the "SEC"), and therefore may not equate to the level of income paid to shareholders. Yield is expressed as an annualized percentage. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for one year and the life of the Fund. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.


 Fund organization

The Fund is a non-diversified series of Scudder Global Fund, Inc. (the "Corporation"), an open-end, management investment company registered under the 1940 Act. The Corporation was organized as a Maryland corporation in May 1986.

The Fund's activities are supervised by the Corporation's Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Directors. The Directors have overall responsibility for the management of the Fund under Maryland law.

For the fiscal year ended June 30, 1996, the Adviser received an investment management fee of 0.85% of the Fund's average daily net assets. The fee is graduated so that increases in the Fund's net assets may result in a lower fee rate and decreases in the Fund's net assets may result in a higher fee rate.

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. This fee is higher than that charged many funds which invest primarily in U.S. securities, though it is not necessarily higher than fees charged to funds with similar investment objectives. However, management of the Fund involves market, credit and currency relationships in a number of economies throughout the world.

Because the Fund's annual portfolio turnover rate may continue to be over 100%, the Fund may have higher transaction costs and shareholders may incur taxes on any realized capital gains.

All the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

Scudder, Stevens & Clark, Inc., is located at 345 Park Avenue, New York, New
York.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.

Custodian

Brown Brothers Harriman & Co. is the Fund's custodian.

 Transaction information


Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay.

Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:
-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

By telephone order. Certain financial institutions may call Scudder before the close of regular trading on the Exchange, normally 4 p.m. eastern time, and purchase shares at that day's price. Such purchased shares will begin to earn dividends on the day on which the payment is received by the Fund. If payment by check or wire is not received from the financial institution within three business days, the order is subject to cancellation and the financial institution will be responsible for any loss to the Fund resulting from this cancellation. Please call 1-800-854-8525 for more information.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Directors. Scudder retirement plans and certain other accounts have similar or lower minimum balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.

Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Fund's Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


 Shareholder benefits


Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder International Bond Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Adam M. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies in March 1995. Mr. Greshin, who specializes in global and international bond investments, was involved in the original design of Scudder International Bond Fund and has been a portfolio manager of the Fund since its inception in 1988. Christopher B. Steward, Portfolio Manager, joined Scudder in 1992 and the Fund's team in 1996. Mr. Steward, who has nine years of investment industry experience, helps set the Fund's investment strategy and contributes special expertise in European investments.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, New York and San Francisco.


T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

 Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

   o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

   o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

   o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

   o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

   o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

   o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s, please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

 Directors and Officers


Daniel Pierce*
   Chairman of the Board,
   Director and Vice President

Nicholas Bratt*
    President and Director

Paul Bancroft III
   Director; Venture Capitalist and Consultant

Sheryle J. Bolton
   Director; Consultant

Thomas J. Devine
   Director; Consultant

William H. Gleysteen, Jr.
   Director; Consultant

Dudley H. Ladd*
   Director

William H. Luers
   Director; President, The Metropolitan Museum of Art

Robert W. Lear
   Honorary Director; Executive-in-Residence,
   Visiting Professor, Columbia University
   Graduate School of Business

Robert G. Stone, Jr.
   Honorary Director; Chairman of the Board and Director, Kirby Corporation

Adam M. Greshin*
   Vice President

Jerard K. Hartman*
   Vice President

Thomas W. Joseph*
   Vice President

Gerald J. Moran*
   Vice President

Isabel Saltzman*
   Vice President

Thomas F. McDonough*
   Vice President and Secretary

Pamela A. McGrath*
   Vice President and Treasurer

David S. Lee*
   Vice President and Assistant Treasurer

Edward J. O'Connell*
   Vice President and Assistant Treasurer

Juris Padegs*
   Vice President and Assistant Secretary

Kathryn L. Quirk*
   Vice President and Assistant Secretary

Coleen Downs Dinneen*
   Assistant Secretary

* Scudder, Stevens & Clark, Inc.

 Investment products and services


   The Scudder Family of Funds

   Money market
     Scudder Cash Investment Trust
     Scudder U.S. Treasury Money Fund

   Tax free money market+
     Scudder Tax Free Money Fund
     Scudder California Tax Free Money Fund*
     Scudder New York Tax Free Money Fund*

   Tax free+
     Scudder California Tax Free Fund*
     Scudder High Yield Tax Free Fund
     Scudder Limited Term Tax Free Fund
     Scudder Managed Municipal Bonds
     Scudder Massachusetts Limited Term Tax Free Fund*
     Scudder Massachusetts Tax Free Fund*
     Scudder Medium Term Tax Free Fund
     Scudder New York Tax Free Fund*
     Scudder Ohio Tax Free Fund*
     Scudder Pennsylvania Tax Free Fund*

   Income
     Scudder Emerging Markets Income Fund
     Scudder Global Bond Fund
     Scudder GNMA Fund
     Scudder High Yield Bond Fund
     Scudder Income Fund
     Scudder Internationa Bond Fund
     Scudder Short Term Bond Fund
     Scudder Zero Coupon 2000 Fund

   Growth and Income
     Scudder Balanced Fund
     Scudder Growth and Income Fund

   Growth
     Scudder Capital Growth Fund
     Scudder Classic Growth Fund
     Scudder Development Fund
     Scudder Emerging Markets Growth Fund
     Scudder Global Discovery Fund
     Scudder Global Fund
     Scudder Gold Fund
     Scudder Greater Europe Growth Fund
     Scudder International Fund
     Scudder Latin America Fund
     Scudder Micro Cap Fund
     Scudder Pacific Opportunities Fund
     Scudder Quality Growth Fund
     Scudder Small Company Value Fund
     Scudder 21st Century Growth Fund
     Scudder Value Fund
     The Japan Fund

--------------------------------------------------------------------------------
   Closed-end Funds#
     The Argentina Fund, Inc.
     The Brazil Fund, Inc.
     The First Iberian Fund, Inc.
     The Korea Fund, Inc.
     The Latin America Dollar Income Fund, Inc.
     Montgomery Street Income Securities, Inc.
     Scudder New Asia Fund, Inc.
     Scudder New Europe Fund, Inc.
     Scudder World Income Opportunities Fund, Inc.

--------------------------------------------------------------------------------
   Retirement Plans and
   Tax-Advantaged Investments
     IRAs
     Keogh Plans
     Scudder Horizon Plan*+++ (a variable annuity)
     401(k) Plans
     403(b) Plans
     SEP-IRAs
     Profit Sharing and Money Purchase Pension Plans

--------------------------------------------------------------------------------
   Institutional Cash Management
     Scudder Institutional Fund, Inc.
     Scudder Fund, Inc.
     Scudder Treasurers Trust(TM)++

--------------------------------------------------------------------------------
For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #Funds advised by Scudder, Stevens & Clark, Inc. and traded on various stock exchanges. ++An institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum). Call 1-800-541-7703 for information.

 How to contact Scudder


Account Service and Information:                             Scudder Brokerage Services:
For existing account             Scudder Investor            To receive information         Scudder Brokerage
service and transactions         Relations                   about this discount            Services**
                                 1-800-225-5163              brokerage service and          1-800-700-0820
                                                             to obtain an application

For personalized                 Scudder Automated           Please address all correspondence to:
information about your           Information Line                     The Scudder Funds
Scudder accounts;                (SAIL)                               P.O. Box 2291
exchanges and                    1-800-343-2890                       Boston, Massachusetts
redemptions; or                                                       02107-2291
information on any
Scudder fund

                                 Visit the Scudder World Wide Web Site at:
                                 http://funds.scudder.com

Investment Information:                                      Or Stop by a Scudder Funds Center:

To receive information about     Scudder Investor            Many shareholders enjoy the personal,  one-on-one
the Scudder funds,               Relations                   service of the Scudder Funds Centers. Check for a
for additional applications      1-800-225-2470              Funds Center near  you--they can  be found in the
and prospectuses, or for                                     following cities:
investment questions

For establishing 401(k)          Scudder Defined             Boca Raton                   New York
and 403(b) plans                 Contribution                Boston                       San Francisco
                                 Services                    Chicago
                                 1-800-323-6105

For   information  on  Scudder Treasurers Trust(TM), an      For information on Scudder Institutional Funds*,
institutional   cash     management     service     for      funds designed  to  meet  the  broad  investment
corporations, non-profit organizations and trusts which      management   and  service  needs  of  banks  and
utilizes certain  portfolios  of  Scudder  Fund,  Inc.*      other institutions, call: 1-800-854-8525.
($100,000 minimum), call: 1-800-541-7703.

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

** Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061--
   Member NASD/SIPC.


                               SCUDDER GLOBAL FUND


                A Pure No-Load(TM) (No Sales Charges) Mutual Fund
                 Series Which Seeks Long-Term Growth of Capital
                            from Worldwide Investing

                                       and

                         SCUDDER INTERNATIONAL BOND FUND


      A Pure No-Load(TM) (No Sales Charges) Mutual Fund Series Which Seeks
          Income Primarily by Investing in High-Grade Bonds Denominated
            in Foreign Currencies. As a Secondary Objective, the Fund
             Seeks Protection and Possible Enhancement of Principal
              Value by Actively Managing Currency, Bond Market and
                  Maturity Exposure and by Security Selection.





--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1996



--------------------------------------------------------------------------------



         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Scudder Global Fund dated November 1, 1996, and the prospectus of Scudder International Bond Fund dated November 1, 1996, each as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.



                                      TABLE OF CONTENTS
                                                                                                                   Page

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies of Global Fund.....................................................1
         General Investment Objectives and Policies of International Bond Fund........................................1
         Special Investment Considerations of the Funds...............................................................2
         Investments and Investment Techniques........................................................................3
         Investment Restrictions.....................................................................................14
         Other Investment Policies...................................................................................15

PURCHASES............................................................................................................17
         Additional Information About Opening an Account.............................................................17
         Additional Information About Making Subsequent Investments By Telephone Order...............................17
         Additional Information About Making Subsequent Investments by AutoBuy.......................................17
         Checks......................................................................................................18
         Wire Transfer of Federal Funds..............................................................................18
         Share Price.................................................................................................18
         Share Certificates..........................................................................................19
         Other Information...........................................................................................19

EXCHANGES AND REDEMPTIONS............................................................................................19
         Exchanges...................................................................................................19
         Redemption by Telephone.....................................................................................20
         Redemption by AutoSell......................................................................................21
         Redemption by Mail or Fax...................................................................................21
         Redemption-in-Kind..........................................................................................21
         Other Information...........................................................................................22

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................23
         The Pure No-Load(TM) Concept................................................................................23
         Dividend and Capital Gain Distribution Options..............................................................24
         Diversification.............................................................................................24
         Scudder Funds Centers.......................................................................................24
         Reports to Shareholders.....................................................................................24
         Transaction Summaries.......................................................................................24

THE SCUDDER FAMILY OF FUNDS..........................................................................................25

SPECIAL PLAN ACCOUNTS................................................................................................28
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for
              Corporations and Self-Employed Individuals.............................................................28
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and
              Self-Employed Individuals..............................................................................29
         Scudder IRA:  Individual Retirement Account.................................................................29
         Scudder 403(b) Plan.........................................................................................30
         Automatic Withdrawal Plan...................................................................................30
         Group or Salary Deduction Plan..............................................................................30
         Automatic Investment Plan...................................................................................31
         Uniform Transfers/Gifts to Minors Act.......................................................................31

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................31


                                       i

PERFORMANCE INFORMATION..............................................................................................32
         Average Annual Total Return.................................................................................32
         Cumulative Total Return.....................................................................................32
         Total Return................................................................................................33
         Capital Change..............................................................................................33
         Yield of International Bond Fund............................................................................33
         Comparison of Portfolio Performance.........................................................................33

ORGANIZATION OF THE FUNDS............................................................................................39

INVESTMENT ADVISER...................................................................................................39
         Personal Investments by Employees of the Adviser............................................................42

DIRECTORS AND OFFICERS...............................................................................................43

REMUNERATION.........................................................................................................45

DISTRIBUTOR..........................................................................................................46

TAXES................................................................................................................47

PORTFOLIO TRANSACTIONS...............................................................................................50
         Brokerage Commissions.......................................................................................50
         Portfolio Turnover..........................................................................................51

NET ASSET VALUE......................................................................................................52

ADDITIONAL INFORMATION...............................................................................................53
         Experts.....................................................................................................53
         Other Information...........................................................................................53

FINANCIAL STATEMENTS.................................................................................................54

APPENDIX

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

  (See Scudder Global Fund--"Investment objective and policies" and Additional information about policies and investments," Scudder nternational Bond Fund--
     "Investment objectives and policies" and "Additional information about policies and investments" in the Funds' prospectuses.)

         Scudder Global Fund, Inc., a Maryland corporation of which Scudder Global Fund ("Global Fund") and Scudder International Bond Fund ("International Bond Fund") are series, is referred to herein as the "Corporation." The Corporation is a no-load, open-end, management investment company which continuously offers and redeems its shares. The Corporation is a company of the type commonly known as a mutual fund. Global Fund is a diversified series and International Bond Fund is a non-diversified series of the Corporation. These series sometimes are jointly referred to herein as the "Funds."

         Except as otherwise indicated, the Funds' objectives and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that either Fund will achieve its objectives.

         Changes in portfolio securities are made on the basis of investment considerations, and it is against the policy of management to make changes for trading purposes.

General Investment Objective and Policies of Global Fund

         Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It may also invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

         The management of the Fund believes that there is substantial opportunity for long-term capital growth from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. This global investment framework takes advantage of the investment opportunities created by the global economy. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products, and raise capital. As a result, international trends such as movements in currency and trading relationships are becoming more important to many industries than purely domestic influences. To understand a company's business, it is frequently more important to understand how it is linked to the world economy than whether or not it is, for example, a U.S., French or Swiss company. Just as a company takes a global perspective in deciding where to operate, so too may an investor benefit from looking globally in deciding which industries are growing, which producers are efficient and which companies' shares are undervalued. The Fund affords the investor access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

         The Fund invests in companies that the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic relationships. It is expected that investments will be spread broadly around the world. The Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include companies of varying size as measured by assets, sales, or capitalization. More information about these investment techniques is provided under "Investments and Investment Techniques."

General Investment Objectives and Policies of International Bond Fund

         International Bond Fund offers investors a convenient way to invest in a managed portfolio of debt securities denominated in foreign currencies
("international securities"). The Fund's objective is to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection. To achieve its objectives, the Fund will primarily invest in international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit (ECU). The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Fund will invest no more than 15% of its total assets in debt securities that are rated below BBB by Standard and Poor's ("S&P") or below Baa by Moody's Investors Service, Inc. ("Moody's"), but rated no lower than B by S&P or Moody's, respectively. (See "Risk factors" in the Fund's prospectus.)

Special Investment Considerations of the Funds

         The Funds are intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in globally and/or internationally oriented portfolios, according to the Funds' respective objectives and policies, and are designed for long-term investors who can accept international investment risk. Management of the Funds believes that allocation of assets on a global or international basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the U.S. economy, thus providing investment opportunities; although there can be no assurance that this will be true in the future. As with any long-term investment, the value of the Funds' shares when sold may be higher or lower than when purchased.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform standards, practices and requirements, with respect to accounting, auditing and financial reporting, as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries.

         Investments in foreign securities usually will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into strategic transactions involving currencies (see "Strategic Transactions and Derivatives").

         Because the Funds may be invested in both U.S. and foreign securities markets, changes in a Fund's share price may have a low correlation with movements in the U.S. markets. Each Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. Foreign securities such as those purchased by a Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "TAXES"). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

         Because of the Funds' investment considerations discussed above and the investment policies, investment in shares of the Funds is not intended to provide a complete investment program for an investor.

         Neither Fund can guarantee a gain or eliminate the risk of loss. The net asset value of each Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that each Fund's objectives will be achieved.

Investments and Investment Techniques

         Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations a Fund may purchase.


         A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian (Brown Brothers Harriman and Co. for Global Fund and International Bond Fund) or in the Federal Reserve Book Entry system.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

         The International Bond Fund may also enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral which is marked-to-market during the term of the commitment.


         Debt Securities. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. Global Fund may also invest up to 5% of its net assets in securities rated Baa/BBB or lower and in unrated securities of equivalent quality in the Adviser's judgment. International Bond Fund may invest up to 15% of its total assets in securities rated below BBB or below Baa, but may not invest in securities rated lower than B by Moody's and S&P or in equivalent unrated securities. Global Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest. (See "Appendix").

         High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk
(including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of the Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, recent legislation restricts the issuer's tax deduction for interest payments on these securities. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high-yield securities (see "TAXES").



Illiquid and Restricted Investments. Each Fund may invest a portion of its assets in securities for which there is not an active trading market including securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 or which are otherwise not readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. Each Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.


         Zero Coupon Securities. Each Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission (the "SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Global Fund is "diversified" under the 1940 Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

         Convertible Securities. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. International Bond Fund will limit its purchases of convertible securities to debt securities convertible into common stocks.

         The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).


Indexed Securities. Scudder International Bond Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Dollar Rolls. International Bond Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while the counterparty is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

         International Bond Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings. Notwithstanding such safeguards, the Fund's overall investment exposure may be increased by such transactions to the extent that the Fund bears a risk of loss on the securities it is committed to purchase, as well as on the segregated assets.

         Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those of the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

         The Directors of the Corporation on behalf of International Bond Fund have adopted guidelines to ensure that those securities received are substantially identical to those sold. To reduce the risk of default, the Fund will engage in such transactions only with banks and broker-dealers selected pursuant to such guidelines.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in a Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an

OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 10% of its total assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Neither Fund will sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Neither Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

         Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Neither Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Neither Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate liquid, high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid, high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid, high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid, high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

         Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         Each Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "TAXES.")

Investment Restrictions

         The policies set forth below are fundamental policies of each Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, each Fund may not:

        1. borrow money, except as a temporary measurefor extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Fund maintains asset coverage of 300% for all borrowings;

        2. purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

        3. act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

        4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

        5. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur; and except for shares of the separate classes or series of the Corporation provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; or

        6. purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

         In addition, as a matter of fundamental policy Global Fund may not, with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer, or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.

Other Investment Policies

         The Directors of the Corporation have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Funds' affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         As a matter of nonfundamental policy, each Fund may not:

        (a) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

        (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

        (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one % (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one % (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

        (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

        (e) invest more than 10% of its total assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days and the Fund will not invest more than 10% of its total assets in restricted securities;

        (f) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

        (g) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

        (h) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the Fund's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

        (i) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

        (j) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value);

        (k) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets; or

        (l)       purchase or sell real estate limited partnership interests.

In addition, as a matter of nonfundamental policy, Global Fund may not:

        (1) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes, or borrow other than from banks; or

        (2) invest more than 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P or deemed by the Adviser to be of comparable quality.

Further, as a matter of nonfundamental policy, International Bond Fund may not:

        (1) purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Fund may purchase securities which are not international bonds without limitation;

        (2) borrow money in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes or borrow other than from banks; however, in the case of reverse repurchase agreements, the Fund may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings; or

        (3) invest more than 15% of its total assets in debt securities rated lower than BBB (commonly referred to as "junk bonds") by S&P or Baa by Moody's, or deemed by the Adviser to be of comparable quality, and the Fund may not invest in debt securities rated below B.

         With respect to International Bond Fund, restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

                                    PURCHASES

              (See "Purchases" and "Transaction information" in the
                              Funds' prospectuses.)

Additional Information About Opening an Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, telegram, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send a completed and signed application form to the Fund promptly.

         The minimum initial purchase amount is less than $2,500 under certain special plan accounts.


Additional Information About Making Subsequent Investments By Telephone Order

         With respect to Global Fund, subsequent purchase orders for $10,000 or more, and for an amount not greater than four times the value of the shareholder's account, may be placed by telephone, telegram, etc., by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.


Additional Information About Making Subsequent Investments by AutoBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000 but not less than $250. To purchase shares by AutoBuy, shareholders should call before 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. AutoBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by AutoBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. AutoBuy transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request purchases by AutoBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoBuy may so indicate on the application. Existing shareholders who wish to add AutoBuy to their account may do so by completing an AutoBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine. and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares are purchased by a check which proves to be uncollectible, the Corporation reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse a Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4 p.m. eastern time) on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to a Fund prior to 4 p.m.

         To purchase shares of International Bond Fund and obtain the same day dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to International Bond Fund prior to twelve o'clock noon eastern time on that day. If you wish to make a purchase of $500,000 or more you should notify the Fund's transfer agent, Scudder Service Corporation (the "Transfer Agent") of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after twelve o'clock noon eastern time, but both the funds and the information are made available before the close of regular trading on the Exchange on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are presently closed on certain local holidays although the Exchange may be open. These holidays are Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because State Street Bank and Trust Company is not open to receive such federal funds on behalf of a Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Funds, to forward the purchase order to the Transfer Agent in Boston by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Corporation's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder's possession may be sent to the Funds' Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         If purchases or redemptions of the Funds' shares are arranged and settlement is made, at an investor's election, through a member of the NASD, other than the Distributor, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of either Fund at any time.

         The "Tax Identification Number" section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., certification of exempt status from exempt organizations) will be returned to the investor.

         The Corporation may issue shares of either Fund at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

                (See"Exchanges and redemptions" and "Transaction
                    information" in the Funds' prospectuses.)

Exchanges


         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more.

         If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction information -- Redeeming shares -- Signature guarantees" in the Funds' prospectuses.


         Exchange orders received before the close of regular trading on the Exchange on any business day will ordinarily be executed at respective net asset values determined on that day. Exchange orders received after the close of trading will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding (see "TAXES").

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that each Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $50,000 and have the proceeds mailed to their address of record. Shareholders may request to have the proceeds mailed or wired to their predesignated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent an application, including the designation of a bank account to which the redemption proceeds are to be sent.

        (a)       NEW  INVESTORS  wishing to establish the telephone  redemption
                  privilege  must  complete  the   appropriate  section  on  the
                  application.

        (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request), or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

       Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that each Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Redemption by AutoSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoSell program may sell shares of a Fund by telephone. To sell shares by AutoSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. AutoSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. AutoSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by AutoSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoSell may so indicate on the application. Existing shareholders who wish to add AutoSell to their account may do so by completing an AutoSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with a signature guarantee as explained in the Funds' prospectuses.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

         It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for redemption may result but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information please call 1-800-225-5163.

Redemption-in-Kind

         The Corporation reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Corporation and valued as they are for purposes of computing a Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Corporation is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the relevant Fund at the beginning of the period.


Other Information

         Clients, officers or employees of the Adviser or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct repurchase requests to a Fund through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the repurchase request. A written request in good order with a proper original signature guarantee, as described in each Fund's prospectus under "Transaction information--Signature guarantees," should be sent with a copy of the invoice to Scudder Funds, c/o Scudder Confirmed Processing, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. Net losses on such transactions which are not recovered from the shareholder will be absorbed by the principal underwriter. Any net gains so resulting will accrue to a Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.


         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Corporation does not impose a redemption or repurchase charge. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) the SEC may by order permit such a suspension for the protection of the Corporation's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.


         Shareholders should maintain a share balance worth at least $2,500 ($1,000 for IRAs, Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts), which amount may be changed by the Board of Directors. Scudder retirement plans have similar or lower minimum balance requirements. A shareholder may open an account with at least $1,000 ($500 for an UGMA, UTMA, IRA and other retirement accounts), if an automatic investment plan (AIP) of $100/month ($50/month for an UGMA, UTMA, IRA and other retirement accounts) is established.

         Shareholders who maintain a non-fiduciary account balance of less than $2,500 in a Fund, without establishing an AIP, will be assessed an annual $10.00 per fund charge with the fee to be reinvested in the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. Each Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Each Fund will mail the proceeds of the redeemed account to the shareholder at the address of record. Reductions in value that result solely from market activity will not trigger an involuntary redemption. UGMA, UTMA, IRA and other retirement accounts will not be assessed the $10.00 charge or be subject to automatic liquidation.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

            (See "Shareholder benefits" in the Funds' prospectuses.)

The Pure No-Load(TM) Concept
         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under Rule 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the NASD Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.


======================== ---------------------- ---------------------- ---------------------- ======================

                                Scudder                                  Load Fund with 0.75%   No-Load Fund with
         YEARS            Pure No-Load(TM)Fund       8.50% Load Fund       12b-1 Fee              0.25% 12b-1 Fee


======================== ---------------------- ---------------------- ---------------------- ======================

          10                   $ 25,937               $ 23,733                $24,222                $25,354
======================== ---------------------- ---------------------- ---------------------- ======================

          15                    41,772                 38,222                 37,698                 40,371
======================== ====================== ====================== ====================== ======================

          20                    67,275                 61,557                 58,672                 64,282
======================== ====================== ====================== ====================== ======================

         Investors are encouraged to review the fee tables on page 2 of the Funds' prospectuses for more specific information about the rates at which management fees and other expenses are assessed.

Dividend and Capital Gain Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. See "How to contact Scudder" in the prospectuses for the address. Please include your account number with your written request.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Diversification

         An investment in Global Fund represents an interest in a large, diversified portfolio of carefully selected securities. Diversification helps protect you against the possible risks of concentrating in fewer securities.

Scudder Funds Centers

         Investors may visit any of the Centers maintained by the Distributor listed in the Funds' prospectuses. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or find assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the prospectuses.

Reports to Shareholders

         The Corporation issues to each Fund's shareholders audited semiannual financial statements, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Corporation presently intends to distribute to each Fund's shareholders informal quarterly reports during the intervening quarters, containing certain performance and investment highlights for each Fund.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

       (See "Investment products and services" in the Fund's prospectus.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $2,500 or $1,000 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued in emerging markets.


         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.


         Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.


         Scudder  High  Yield Bond Fund seeks to provide a high level of current
         income  and,  secondarily,   capital  appreciation  through  investment
         primarily in below investment grade domestic debt securities.


         Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

         Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds.


         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE

         Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in municipal securities.

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high grade.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

         Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.

         Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

         Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

         Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.


----------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

GROWTH AND INCOME

         Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

         Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

GROWTH

         Scudder Capital Growth Fund seeks to maximize long-term growth of capital through a broad and flexible investment program emphasizing common stocks.

         Scudder Classic Growth Fund seeks long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         Scudder Global Discovery Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder  Global  Fund  seeks  long-term  growth  of  capital  primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S. and foreign issuers. Income is an incidental consideration.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-cap stocks.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder Quality Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S.
         growth companies.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in securities of emerging growth companies poised to be leaders in the 21st century.

         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         The Japan Fund, Inc. seeks capital appreciation through investment in Japanese securities, primarily in common stocks of Japanese companies.

         The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; easy telephone exchanges into other Scudder funds; shares redeemable at net asset value at any time.

                                    SPECIAL PLAN ACCOUNTS

                (See "Scudder  tax-advantaged  retirement plans," "Purchases--By
                 Automatic Investment Plan" and "Exchanges and redemptions--By Automatic Withdrawal Plan" in the Fund's prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (beginning in 1997, up to $2,000 per individual for married couples if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

---------------------------- ------------------------- -------------------------- -------------------------
         Starting
          Age of                                         Annual Rate of Return
                             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $253,680                   $973,704                $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                     35,062                    46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)


                                Value of a Non-IRA Account at
                         Age 65 Assuming $1,380 Annual Contributions
                       (post tax, $2,000 pretax) and a 31% Tax Bracket

---------------------------- ------------------------- -------------------------- -------------------------
         Starting
          Age of                                         Annual Rate of Return
                             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $119,318                   $287,021                  $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                     59,821                    90,764
            55                        16,709                     20,286                    24,681

Scudder 403(b) Plan

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan



         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the [Trust, Corporation] or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the [Trust, Corporation] of notice of death of the shareholder.



         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the [Trust, Corporation] and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.


        The Corporation reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.


         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.


Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.


         The Corporation reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.



                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          (See "Distribution and performance information--Dividends and capital gains distributions" in the Funds' prospectuses.)

         Each Fund intends to follow the practice of distributing substantially all and in no event less than 90% of its investment company taxable income including any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal income taxes for which the shareholders may then claim a credit against their federal income tax liability. If a Fund does not distribute an amount of capital gains and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than such an amount. (See "TAXES.")


         International Bond Fund intends to declare daily and distribute monthly substantially all of its investment company taxable income resulting from Fund investment activity. Distributions, if any, of net realized capital gains normally will be distributed in November or December. An additional distribution may be made, if necessary. Distributions of certain realized gains or losses on the sale or retirement of securities denominated in foreign currencies held by the Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, are treated as ordinary income or loss and also normally will be made in December and, if necessary, within three months after the Fund's fiscal year end on June 30.


         Global Fund intends to distribute in September as well as in December substantially all of its investment company taxable income and any net realized capital gains resulting from Fund investment activity.

         All distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions are taxable, whether made in shares or cash. (See "TAXES.")

                             PERFORMANCE INFORMATION

                       (See "Distribution and performance
                    information--Performance information" in
                            the Funds' prospectuses.)

         From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for the periods of one year, five years and the life of a Fund, each ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                           T = (ERV/P)1/n - 1
        Where:
                  P       =        a hypothetical initial investment of $1,000
                  T       =        Average Annual Total Return
                  n       =        number of years
                  ERV     =        ending  redeemable  value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


           Average Annual Total Return for periods ended June 30, 1996

                            One Year         Five Year          Life of the Fund

Global Fund                  16.65%            13.23%              12.49%(1)
International Bond Fund       2.59%             8.32%               9.46%(2)


         (1)      For the period beginning July 23, 1986.
         (2)      For the period beginning July 6, 1988.


Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                              C = (ERV/P) -1
         Where:
                  C       =        Cumulative Total Return
                  P       =        a hypothetical initial investment of $1,000
                  ERV     =        ending  redeemable  value: ERV is the  value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

             Cumulative Total Return for periods ended June 30, 1996

                           One Year         Five Year          Life of the Fund

Global Fund                  16.65%            86.16%              222.39%(1)
International Bond Fund       2.59%            49.13%              105.81%(2)

         (1)      For the period beginning July 23, 1986.
         (2)      For the period beginning July 6, 1988.


Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Capital Change

         Capital change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

Yield of International Bond Fund

         Yield of International Bond Fund is the net annualized SEC yield of the Fund based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD = 2[(a-b/cd + 1)6-1]
         Where:

             a    =   dividends and interest earned during the period, including amortization of market premium or accretion of market
                      discount
             b    =   expenses accrued for the period (net of reimbursements)
             c    =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends
             d    =   the maximum offering price per share on the last day of
                      the period


         The SEC yield of International Bond Fund for the 30-day period ended June 30, 1996 was 5.30%.


         Calculation of the Fund's yield does not take into account "Section 988 Transactions." (See "TAXES.")

         From time to time International Bond Fund may advertise potential advantages of investing in foreign markets and may use these figures in an updated form. Past market results are no guarantee of future performance. Data are base on bonds with maturities of at least one year. Source: Salomon Brothers World Government Bond Index.

         Quotations of each Fund's performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changed in market conditions and the level of the Fund's expenses.

Comparison of Portfolio Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         Because some or all each Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part that Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which either Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, a Fund's performance may also be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which a Fund's performance may be compared include, but are not limited to, the following:

          The Europe/Australia/Far East (EAFE) Index
          International Finance Corporation's Latin America Investable Total
            Return Index
          Morgan Stanley Capital International World Index
          J.P. Morgan Global Traded Bond Index
          Salomon Brothers World Government Bond Index
          NASDAQ Composite Index
          Wilshire 5000 Stock Index

         The following graph illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for the 26 year period ended December 31, 1995; results for other periods may vary. The graph uses 26 year annualized international returns represented by the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and 26 year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall portfolio performance within each index. Performance of an index is historical, and does not represent the performance of a Fund, and is not a guarantee of future results.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
BAR CHART TITLE:
            ---------------------------------------------------------
                               EFFICIENT FRONTIER
                 S&P 500 vs. MSCI EAFE Index (12/31/69-12/31/95)
            ---------------------------------------------------------
BAR CHART DATA:
                           Total Return       Standard Deviation

100% Int'l MSCI EAFE          13.15                 17.18
10 US/90 Int'l                13.16                 16.24
20/80                         13.14                 15.43
30 U.S./70 Int'l              13.09                 14.76
40/60                         13.01                 14.26
50 U.S./50Int'l               12.9                  13.94
60/40                         12.76                 13.82
70 U.S./30 Int'l              12.59                 13.9
80/20                         12.39                 14.17
90 U.S./10 Int'l              12.15                 14.64
100% U.S. S&P 500             11.89                 15.27


Data Source:  Ibbotson Associates. (Data as of 12/31/95)


         From time to time, in marketing and other Fund literature, (Trustees)(Directors) and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.


Internet access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.



         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.


         A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call MeTM feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:


American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.


U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.


Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS

              (See "Fund organization" in the Funds' prospectuses.)

         The Funds are separate series of Scudder Global Fund, Inc., a Maryland corporation organized on May 15, 1986. Scudder Short Term Global Income Fund, Scudder Global Small Company Fund and Scudder Emerging Markets Income Fund are other series of the Corporation.

         The authorized capital stock of the Corporation consists of 800 million shares with $0.01 par value, 100 million shares of which are allocated to Global Fund and 200 million shares of which are allocated to International Bond Fund. Each share of each series of the Corporation has equal voting rights as to each other share of that series as to voting for directors, redemption, dividends and liquidation. Shareholders have one vote for each share held. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. If a series were unable to meet its obligations, the remaining series should not have to assume the unsatisfied obligation of that series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no pre-emptive or conversion rights.

         Shares of the Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The shares of the Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

         The Directors, in their discretion, may authorize the division of shares of the Funds (or shares of either series) into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Directors have no current intention of taking the action necessary to effect the division of shares into separate classes, nor of changing the method of distribution of shares of a Fund.

         Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Corporation, to the fullest extent permitted by Maryland corporate law as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT ADVISER

    (See "Fund organization--Investment adviser" in the Funds' prospectuses.)

         Scudder, Stevens & Clark, Inc., an investment counsel firm, acts as investment adviser to each Fund. This organization is one of the most experienced investment management firms in the U.S.. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, the Adviser introduced Scudder International Fund, the first mutual fund registered with the SEC in the U.S. investing internationally in securities of issuers in several foreign countries. The firm reorganized from a partnership to a corporation on June 28, 1985.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $12 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Cash Investment Funds.

         The Adviser maintains a large research department, which conducts continual studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists. The Adviser's international investment management team travels the world, researching hundreds of companies.

         Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of most favorable net results to a Fund.

         The continuance of the Investment Management Agreement between International Bond Fund and the Adviser was approved by the Directors on September 4, 1996. The Investment Management Agreement between Global Fund and the Adviser was approved by the Directors on September 4, 1996. The International Bond Fund Agreement dated September 8, 1994 and the Global Fund Agreement dated September 6, 1995 (collectively, the "Agreements") will continue in effect until September 30, 1997 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Corporation's Directors or of the outstanding voting securities of the respective Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days written notice, and automatically terminate in the event of their assignment.

         Under each Agreement, the Adviser regularly provides a Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the

Corporation's Articles of Incorporation and By-Laws, of the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of the Corporation.

         Under each Agreement, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders, supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

         The Adviser pays the compensation and expenses (except those of attending Board and committee meetings outside New York, New York and Boston, Massachusetts) of all directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Funds, the services of such directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office space and facilities.

         For the Adviser's services, effective September 6, 1995, Global Fund pays the Adviser an annual fee equal to 1.00% on the first $500 million of average daily net assets, 0.95% on such assets in excess of $500 million and 0.90% on such assets in excess of $1 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


         The net investment advisory fees for the Global Fund for the fiscal years ended June 30, 1996, 1995 and 1994, were $12,360,809, $11,015,077 and
$9,049,260, respectively.


         For the Adviser's services effective September 8, 1994, International Bond Fund pays the Adviser an annual fee equal to 0.85% of the first $1 billion of average daily net assets and 0.80% of such assets in excess of $1 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


         For the fiscal years ended June 30, 1996, 1995 and 1994, the fees imposed for the International Bond Fund amounted to $6,133,574, $9,197,192 and $10,598,081, respectively, and the fees not imposed amounted to $0, $0 and $341,680, respectively.

         Under each Agreement, a Fund is responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Corporation may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto. The custodian agreements provide that the custodian shall compute each Fund's net asset value. The Agreements expressly provide that the Adviser shall not be required to pay a pricing agent of the Funds for portfolio pricing services, if any.

         The Adviser has agreed in each Agreement to reimburse the Funds for annual expenses to the extent required by the most restrictive expense limitations imposed by any state in which the Corporation is at the time offering the Fund's shares for sale, although no payments are required to be made by the Adviser pursuant to this reimbursement provision in excess of the annual fee paid by the Fund to the Adviser. Management has been advised that the lowest of such limitations is presently 2 1/2% of such net assets up to $30 million, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations and other expenses may be excluded from time to time. For the fiscal years ended June 30, 1996, 1995 and 1994, expenses, net of reimbursement, equaled 1.34%, 1.38% and 1.45%, of the average net assets of Global Fund. For each of the fiscal years ended June 30, 1996, 1995 and 1994, expenses, net of reimbursement, equaled 1.26%, 1.30% and 1.27% of the average net assets of International Bond Fund. If reimbursement is required, it will be made as promptly as practicable after the end of a Fund's fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro-rata expense limitation at the time of such payment.


         Each Agreement also provides that a Fund and the Corporation may use any name derived from the name "Scudder, Stevens & Clark" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the relevant Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian banks. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Directors may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                             DIRECTORS AND OFFICERS

                                 Position                                            Position with Underwriter,
Name and Address                 with Corporation      Principal Occupation**        Scudder Investor Services, Inc.
----------------                 ----------------      ----------------------        -------------------------------

Daniel Pierce+                   Chairman of the       Chairman of the Board and     Vice President, Director &
                                 Board, Director and   Managing Director of          Assistant Treasurer
                                 Vice President        Scudder, Stevens & Clark,
                                                       Inc.

Nicholas Bratt++*#@              President, Scudder    Managing Director of                          --
                                 Emerging Markets      Scudder, Stevens & Clark,
                                 Income Fund,          Inc.
                                 Scudder
                                 International Bond
                                 Fund, Scudder
                                 Global Discovery
                                 Fund and Scudder
                                 Global Bond Fund


William E. Holzer++ @            President, Scudder    Managing Director of                          --
                                 Global Fund           Scudder, Stevens & Clark,
                                                       Inc.



Paul Bancroft III                Director              Venture Capitalist and                       --
79 Pine Lane                                           Consultant; Retired,
Box 6639                                               President, Chief Executive
Snowmass Village, CO  81615                            Officer and Director,
                                                       Bessemer Securities
                                                       Corporation

Sheryle J. Bolton                Director              Consultant                                    --
Old Post Road Professional
Building
892 Route 35
P.O. Box 159
Cross River, NY  10518


Thomas J. Devine                 Director              Consultant                                    --
641 Lexington Avenue
New York, NY  10022


William H. Gleysteen, Jr.        Director              Consultant; President, The                    --
390 Riverside Drive                                    Japan Society, Inc.
New York, NY  10025                                    (1989-December 1995); Vice
                                                       President of Studies,
                                                       Council on Foreign
                                                       Relations (until 1989)

Dudley H. Ladd+#                 Director              Managing Director of          Senior Vice President & Director
                                                       Scudder, Stevens & Clark,
                                                       Inc.


William H. Luers                 Director              President, The Metropolitan                   --
993 Fifth Avenue                                       Museum of Art (1986 until
New York, NY 10028                                     present)


                                       43

                                 Position                                            Position with Underwriter,
Name and Address                 with Corporation      Principal Occupation**        Scudder Investor Services, Inc.
----------------                 ----------------      ----------------------        -------------------------------


Robert G. Stone, Jr.             Honorary Director     Chairman of the Board and                     --
405 Lexington Avenue                                   Director, Kirby Corporation
New York, NY 10174                                     (marine transportation,
                                                       diesel repair and property
                                                       and casualty insurance in
                                                       Puerto Rico)


Robert W. Lear                   Honorary Director     Executive-in-Residence and                   --
429 Silvermine Road                                    Visiting Professor,
New Canaan, CT 06840                                   Columbia University
                                                       Graduate School of Business


Adam M. Greshin+                 Vice President        Principal of Scudder,                         --
                                                       Stevens & Clark, Inc.


Jerard K. Hartman++              Vice President        Managing Director of                          --
                                                       Scudder, Stevens & Clark,
                                                       Inc.


Thomas W. Joseph+                Vice President        Principal of Scudder,         Vice President, Director,
                                                       Stevens & Clark, Inc.         Treasurer & Assistant Clerk



Gerald J. Moran++                Vice President        Principal of Scudder,                         --
                                                       Stevens & Clark, Inc.


Isabel M. Saltzman+              Vice President        Principal of Scudder,                         --
                                                       Stevens & Clark, Inc.


Thomas F. McDonough+             Vice President and    Principal of Scudder,         Clerk
                                 Secretary             Stevens & Clark, Inc.


Pamela A. McGrath+               Vice President and    Managing Director of                          --
                                 Treasurer             Scudder, Stevens & Clark,
                                                       Inc.


David S. Lee+                    Vice President and    Managing Director of          President, Assistant Treasurer
                                 Assistant Treasurer   Scudder, Stevens & Clark,     and Director
                                                       Inc.

Edward J. O'Connell++            Vice President and    Principal of Scudder,         Assistant Treasurer
                                 Assistant Treasurer   Stevens & Clark, Inc.

Juris Padegs++                   Vice President and    Managing Director of          Vice President and Director
                                 Assistant Secretary   Scudder, Stevens & Clark,
                                                       Inc.

Kathryn L. Quirk++               Vice President and    Managing Director of          Vice President
                                 Assistant Secretary   Scudder, Stevens & Clark,
                                                       Inc.

Coleen Downs Dinneen+            Assistant Secretary   Vice President of Scudder,    Assistant Clerk
                                                       Stevens & Clark, Inc.


* Messrs. Bratt, Ladd and Pierce are considered by the Corporation and its counsel to be persons who are "interested persons" of the Adviser or of the Corporation (within the meaning of the 1940 Act).

** Unless otherwise stated, all the Directors and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

# Messrs. Bratt and Ladd are members of the Executive Committee, which may exercise the powers of the Directors when they are not in session.

+         Address: Two International Place, Boston, Massachusetts

++        Address: 345 Park Avenue, New York, New York

@ The President of a series shall have the status of Vice President of the Corporation.


         As of September 30, 1996, all Directors and Officers as a group owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) 809,595 shares, or 1.65% of the shares of the Global Fund outstanding on such date.

         As of September 30, 1996 all Directors and Officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the shares of International Bond Fund outstanding on such date.

         As of September 30, 1996, 3,652,971 shares in the aggregate, 7.42% of the outstanding shares of Global Fund, were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of September 30, 1996, 6,504,658 shares in the aggregate, 16.30% of the outstanding shares of International Bond Fund, were held in the name of Northern Trust Company for the benefit of Teacher Retirement Systems of Texas, P.O. Box 92956, Mutual Funds, Chicago, IL, 60675 who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of September 30, 1996, 3,825,540 shares in the aggregate, 9.60% of the outstanding shares of International Bond Fund, were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         Except as stated above, to the best of the Corporation's knowledge, as of September 30, 1996, no person owned beneficially more than 5% of a Fund's outstanding shares.

         The Directors and officers also serve in similar capacities with other Scudder funds.



REMUNERATION


         Several of the officers and Directors of the Corporation may be officers or employees of the Adviser, Scudder Investor Services, Inc., Scudder Service Corporation, Scudder Trust Company or Scudder Fund Accounting Corporation and participate in the fees paid by a Fund. The Funds pay no direct remuneration to any officer of the Corporation. However, each of the Directors who is not affiliated with the Adviser will be paid by the Corporation on behalf of a Fund. Each of these unaffiliated Directors receives an annual Director's fee of $4,000 from the series and fees of $400 for attending each Directors' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Corporation on behalf of a Fund and the Adviser or any of its affiliates. Each unaffiliated Director also receives $150 per committee meeting attended other than those set forth above. For the fiscal year ended June 30, 1996, Directors' fees amounted to $51,183 for Global Fund, and $51,129 for International Bond Fund.

The following Compensation Table shows the aggregate compensation received by each unaffiliated Trustee during 1995 from the Registrant and from all Scudder Funds as a group.



           Name                Scudder Global Fund, Inc. *                       All Scudder Funds
Paul Bancroft III                        $51,000                       $142,067                   (15 funds)
Sheryle J. Bolton**                       $3,415                       $5,101                     (7 funds)
Thomas J. Devine                         $50,600                       $146,267                   (17 funds)
William H. Gleysteen                     $51,000                       $134,650                   (13 funds)
William H. Luers                         $51,000                           $102,267***            (10 funds)


*     Scudder Global Fund, Inc. consists of five mutual funds.
**    Ms. Bolton became a Trustee for the Trusts on January 1, 1996.
*** This amount does not reflect $4,133 in pension or retirement benefits accrued as part of Fund Complex expenses, and $3000 in estimated annual benefits payable upon retirement.


                                   DISTRIBUTOR

         The Corporation has an underwriting agreement with Scudder Investor Services, Inc., a Massachusetts corporation, which is a wholly-owned subsidiary of Scudder, Stevens & Clark, Inc., a Delaware corporation. The Corporation's underwriting agreement dated July 24, 1986 will remain in effect until September 30, 1997 and from year to year thereafter only if its continuance is approved annually by a majority of the Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation. The underwriting agreement was most recently approved by the Directors on September 4, 1996.

         Under the principal underwriting agreement, the Corporation is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Funds' registration statement and prospectuses and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering the Corporation as a broker/dealer in various states; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of a Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Corporation and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Corporation unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.


       NOTE: Although neither Fund has a 12b-1 Plan and the Directors have no current intention of adopting one, the Funds would also pay those fees and expenses permitted to be paid or assumed by a Fund pursuant to a 12b-1 Plan, if any, adopted by a Fund, notwithstanding any other provision to the contrary in the underwriting agreement.


         As agent, the Distributor currently offers the Funds' shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of the Corporation.

                                      TAXES

   (See "Distribution and performance information--Dividends and capital gains distributions" and "Transaction information--Tax information,
             Tax identification number" in the Funds' prospectuses.)


         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, and each has qualified as such since its inception. They intend to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The Funds intend to distribute at least annually substantially all, and in no event less than 90%, of their investment company taxable income and net realized capital gains.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, each Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by a Fund on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.


         Net investment income is made up of dividends and interest, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward or post-October loss of a Fund. Global Fund and International Bond Fund intend to offset realized capital gains by using their capital loss carryforwards "if any" before distributing any capital gains. In addition, Global Fund and International Bond Fund intend to offset realized capital gains by using their post-October losses "if any" before distributing any capital gains. As of June 30, 1996, Global Fund had no capital loss carryforward. At June 30, 1996, the International Bond Fund had a net tax basis capital loss carryforward of approximately $83,774,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2003, ($77,681,000) and June 30, 2004 ($6,093,000), the respective expiration dates, whichever occurs first.


         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Dividends from domestic corporations are expected to comprise some portion of Global Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than 46 days.

         Distributions of the excess of net long-term capital gain over net short-term capital loss, which a Fund designates as capital gains dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction discussed above. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by a Fund result in a reduction in the net asset value of such Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Each Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

         If a Fund invests in stock of certain foreign investment companies, that Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Proposed regulations have been issued which may allow each Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, each Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Funds' adjusted basis in these shares. No mark to market losses would be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Funds may elect to include as income and gain their share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Fund's holding period for the option and in the case of an exercise of the option on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised the character of the gain or loss depends on the holding period of the underlying stock.

         Many futures and forward contracts entered into by a Fund, and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio. Under Section 988 of the Code, discussed below, foreign currency gains or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss.

         Subchapter M of the Code requires that each Fund realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. Each Fund's options, futures and forward transactions may increase the amount of gains realized by the Fund that are subject to this 30%
limitation. Accordingly, the amount of such transactions that a Fund may undertake may be limited.

         Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Funds which must be distributed to shareholders in order to maintain the qualification of the Funds as regulated investment companies and to avoid federal income tax at the Fund's level. In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, dividends of investment company taxable income received from a Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by a Fund in a written notice to shareholders.

         Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of each Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Corporation issues to each shareholder a statement of the federal income tax status of all distributions.

        The foregoing discussion of U.S. federal income tax law relates solely to theapplication of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                                   PORTFOLIO TRANSACTIONS

Brokerage Commissions

         To the maximum extent feasible the Adviser places orders for portfolio transactions on behalf of each Fund through the Distributor which in turn places orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commission, fees or other remuneration from either Fund for this service. Allocation of brokerage is supervised by the Adviser.

         International Bond Fund's purchases and sales of portfolio securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others, if available. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.


         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply research, market and statistical information to a Fund or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold Fund shares. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


         Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is used by the Adviser in connection with the Funds. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Funds.



        In the fiscal years ended June 30, 1996, 1995 and 1994, Global Fund paid brokerage commissions of $1,291,901, $1,786,237 and $1,322,674, respectively For the fiscal year ended June 30, 1996, $180,866, (14%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser. The amount of such transactions aggregated $118,258,693, (16%) of all brokerage transactions. Such brokerage was not allocated to any particular brokers or dealers or with any regard to the provision of market quotations for purposes of valuing the Fund's portfolio or to any other special factors.



         In the fiscal years ended June 30, 1996, 1995 and 1994, International Bond Fund paid no brokerage commissions.


         The Directors of the Corporation review from time to time whether the recapture for the benefit of each Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover


         Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. Global Fund's portfolio turnover rate for the fiscal years ended June 30, 1996 and 1995 were 29.1% and 44.4%, respectively. International Bond Fund's portfolio turnover rate for the fiscal years ending June 30, 1996 and 1995 were 275.7% and 318.5%, respectively. Recent economic and market conditions necessitated more active trading, resulting in the higher portfolio turnover rates. A higher rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objectives.


                                       NET ASSET VALUE

         The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The Financial highlights of each Fund included in the Funds' prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing.

Other Information

         Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in the light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

         The CUSIP number of Global Fund is 811150-10-1.

         The CUSIP number of International Bond Fund is 811150-20-0.

         Global Fund and International Bond Fund each have fiscal years ending on June 30.

         The law firm of Dechert Price & Rhoads is counsel for the Funds.

         The Corporation employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101 as Custodian for Global Fund. The Corporation employs Brown Brothers Harriman and Co., 40 Water Street, Boston, Massachusetts 02109 as Custodian for International Bond Fund. State Street Bank and Trust Company and Brown Brothers Harriman and Co. have entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.


         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of the Adviser, computes net asset value for the Funds. Global Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million, 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. International Bond Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.08% of the first $150 million of average net assets, 0.06% of such assets in excess of $150 million and 0.04% of such assets in excess of $1 billion. For the fiscal year ended June 30, 1996, SFAC charged Global Fund aggregate fees of $524,974, of which $91,449 is unpaid. For the fiscal year ended June 30, 1996, SFAC charged International Bond Fund aggregate fees of $464,475, of which $68,430 is unpaid.

         Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for each Fund. Global Fund pays Scudder Service
Corporation an annual fee of $17.55 for each account maintained for a participant. International Bond Fund pays Scudder Service Corporation an annual fee of $25.00 for each account maintained for a participant. Scudder Service Corporation charged Global Fund aggregate fees of $1,754,520 during the Fund's last fiscal year, of which $141,291 is unpaid. Scudder Service Corporation charged International Bond Fund aggregate fees of $948,215 during the Fund's last fiscal year, of which $63,421 is unpaid.

         Scudder Trust Company, an affiliate of the Adviser, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Annual service fees are paid by the Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts 02110-4103 for such accounts. Each Fund pays Scudder Trust Company an annual fee of $17.55 per shareholder account. Scudder International Bond Fund incurred fees of $99,670, of which $15,163 is unpaid at June 30, 1996. Scudder Global Fund incurred fees of $438,410, of which $82,157 is unpaid at June 30, 1996.

         The Directors of the Corporation have considered the appropriateness of using this combined Statement of Additional Information for the Funds. There is a possibility that a Fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in this Statement of Additional Information concerning the other Fund.

         The Funds' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Corporation has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                                    FINANCIAL STATEMENTS


         Each Fund's Annual Report for the fiscal year ended June 30, 1996, together with the Report of Independent Accountants, is incorporated into this Statement of Additional Information by reference in its entirety.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

         S&P:

         Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Moody's:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Scudder
Global
Fund


Annual Report
June 30, 1996

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital from a professionally managed portfolio consisting primarily of U.S. and foreign common stocks.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

      Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  16  Financial Statements
  19  Financial Highlights
  20  Notes to Financial Statements
  23  Report of Independent Accountants
  24  Tax Information
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief




Scudder Global Fund provided a 16.65% total return for the fiscal year ended June 30, 1996, compared with 18.44% for the unmanaged Morgan Stanley Capital International World Index.

We now feel that the restructuring of industries under the umbrella of high stock prices has become excessively fashionable and is less fertile ground for exploration of stock ideas.

We are exploring a different approach to emerging market investments. Instead of focusing on the countries as the important variable, we are looking at their companies in terms of their ability to be among the world's low-cost producers.

                             2 - SCUDDER GLOBAL FUND

                         Letter From the Fund's Chairman

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being implemented on a test basis with select Scudder funds, is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     In this era of electronic information we have also taken a look at our short-form quarterly reports, which you generally receive two or more weeks after the end of your fund's first and third fiscal quarters. Going forward, in lieu of these printed reports, portfolio information will be made available on a more timely basis -- each month, in most cases -- through Scudder's Web site (http://funds.scudder.com) and SAIL, Scudder's automated information line (1-800-343-2890). Of course, you may also call a Scudder Investor Relations representative for performance and portfolio information, Monday through Friday, 8 a.m. through 8 p.m., eastern time.

     Turning to Scudder Global Fund, we are pleased to report on the fiscal year ended June 30, 1996. The Fund provided a total return of 16.65% for the 12-month period, a time during which the U.S. outpaced most other markets despite conflicting signals about economic growth and corporate profits. The Fund's portfolio management team views the marketplace as a single global entity and seeks stocks of those companies best positioned to benefit in the global economy. We believe Scudder Global Fund will continue its tradition of rewarding investors over time through the intelligent application of its unique investment approach, which relies on the identification of global themes rather than the pursuit of specific markets.

     Please do not hesitate to call an Investor Relations representative at 1-800-225-2470 if you have any questions regarding Scudder Global Fund. Page 27 contains more information on how to contact us.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Global Fund



                             3 - SCUDDER GLOBAL FUND

PERFORMANCE UPDATE as of June 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
6/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GLOBAL FUND
--------------------------------------
1 Year    $11,665      16.65%   16.65%
5 Year    $18,616      86.16%   13.23%
Life of
Fund*     $32,239     222.39%   12.49%

--------------------------------------
MSCI World Index
--------------------------------------
1 Year    $11,844     18.44%   18.44%
5 Year    $17,583     75.83%   11.94%
Life of
Fund*     $28,166    181.66%   11.01%

*The Fund commenced operations on July 23, 1986.
Index comparisons begin July 31, 1986.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED JUNE 30

SCUDDER GLOBAL FUND
Year            Amount
----------------------
7/31/86        $10,000
'87            $12,850
'88            $12,286
'89            $15,223
'90            $18,268
'91            $17,318
'92            $19,758
'93            $22,417
'94            $25,329
'95            $27,638
'96            $32,239

MSCI WORLD INDEX
Year            Amount
----------------------
7/3186         $10,000
'87            $14,131
'88            $13,983
'89            $15,728
'90            $16,843
'91            $16,019
'92            $16,695
'93            $19,492
'94            $21,488
'95            $23,781
'96            $28,166

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax an, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED JUNE 30


                       1987*   1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $15.42  $14.47  $17.64  $20.36  $18.06  $19.56  $21.63  $23.93  $25.64  $28.73
INCOME
DISTRIBUTIONS..      $    -  $  .06  $  .14  $  .20  $  .37  $  .31  $  .16  $  .24  $  .11  $  .25
CAPITAL GAINS
DISTRIBUTIONS.....   $    -  $  .25  $  .08  $  .55  $  .83  $  .66 $  .34   $  .26  $  .34  $  .84
FUND TOT
RETURN (%)........    28.50   -4.45   23.90   20.00    -5.20    14.09  13.45  12.99    9.11   16.65
INDEX TOTAL
RETURN (%)........    41.31   -1.05   12.48   7.09    -4.90     4.22  16.75   10.23   10.67   18.44


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the average annual total return for the one year, five year and life of Fund periods would have been lower.



                             4 - SCUDDER GLOBAL FUND

PORTFOLIO SUMMARY as of June 30, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL (Excludes Cash Equivalents & Debt)
---------------------------------------------------------------------------
Europe                             44%
U.S.& Canada                       26%
Pacific Basin                      13%
Japan                              10%
Latin America                       3%
Other                               4%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

In emerging markets, the Fund's focus is turning to companies with the ability to be among the world's low-cost producers rather than those in specific countries.
--------------------------------------------------------------------------
SECTORS (Excludes Cash Equivalents & Debt)
--------------------------------------------------------------------------
Manufacturing                         22%
Financial                             16%
Metals & Minerals                     11%
Technology                             7%
Utilities                              7%
Health                                 6%
Consumer Staples                       6%
Durables                               5%
Service Industries                     5%
Other                                 15%
------------------------------------------
                                     100%
------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Our emphasis on metals and minerals reflects our belief that prices for gold and platinum are at an historic low in yen terms.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(17% OF PORTFOLIO)
--------------------------------------------------------------------------
1.  SAP AG
    German computer software manufacturer

2.  CIBA-GEIGY AG
    Pharmaceutical company in Switzerland

3.  HOECHST AG
    German chemical producer

4.  RTZ CORP., PLC
    Mining and finance company in Switzerland

5.  SANDOZ LTD. AG
    Pharmacuetical company in Switzerland

6.  VEBA AG
    Electric utility, distributor of oil and chemicals in Germany

7.  BROWN, BOVERI & CIE. AG
    Manufacturer of electrical equipment in Switzerland

8.  WOODSIDE PETROLEUM LTD.
    Major oil and gas producer in Australia

9.  INTERNATIONALE-NEDERLANDED GROEP CVA
    Banking and insurance holding company in the Netherlands

10. ASTRA AB
    Pharmaceutical company in Sweden


Hoechst is an example of our focus on German companies that are restructuring and joining the global capital markets.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                             5 - SCUDDER GLOBAL FUND

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Global Fund provided a 16.65% total return for the fiscal year ended June 30, 1996, compared with 18.44% for the unmanaged Morgan Stanley Capital International (MSCI) World Index. For the calendar-year to date, the comparable returns were 6.37% and 7.08%, respectively, and returns for the quarter were 1.56% and 2.90%.

The MSCI World Index finished the period at an all time high. It has risen almost continuously since the end of 1994 with the U.S. market leading the way. U.S. mutual fund buyers have led demand for stocks, stimulated by low returns on cash and a desire to build wealth for retirement. Corporations have also been buying their own stock. This favorable environment has also been enhanced by lenders' willingness to finance consumption and Japanese investors' willingness to buy the U.S. government's debt. U.S. investors' appetite for common stocks has spilled over into foreign markets, especially Japan and "emerging markets."

But European and Japanese investors are not nearly so optimistic about the future, and have acted as a damper on their stock markets. Our research suggests that they dwell more on the problems of their own economies and view the U.S. as enjoying little more than a stock market mania. In Europe, the political agenda is dominated by the Franco-German desire to implement a common currency and the rising specter of pension burdens. Both imply tight fiscal budgets, which are evident on a continuing basis. The corporate sector has little choice but to look for opportunities abroad and press ahead with cost cutting at home. In Japan, there is little evidence to suggest that the government has devised any strategy but to rely on the passage of time to heal their broken economic system. Policy continues to be largely ineffective and the confidence of the man-on-the-street is the essential element in the evolution of that economy and its financial markets.

IN PRINTED DOCUMENT, BAR CHART INSERTED HERE

BAR CHART TITLE:   U.S. Leads World Economy, Markets
CHART PERIOD:      (Cumulative total returns for regional stock markets,
                   1/1/94 to 6/30/96)

CHART DATA:
                North
               America             Japan               Europe
               -------             -----               ------

                48.67%             22.91%              29.57%


The United States is leading the world economy, and geography seems unlikely to be a very useful diversification mechanism in the near future.

                             Focusing on Solid Picks
                           Given High Overall Prices

The day-to-day management of Scudder Global Fund has been predicated on the assumption that stocks are expensive. The corollary is that increasingly we look for the solid rather than the exciting. We look to the longer term rather than the medium term and put cash to work on a gradual basis. This is not a veiled prediction of an imminent crash, but merely the expectation that, given today's prices, returns will be less generous than in the past and we should be increasingly price-sensitive.



                             6 - SCUDDER GLOBAL FUND

                              Core Portfolio Themes
                                  Remain Intact


Our portfolio themes are unchanged, although we are continually adjusting the lens through which we focus on potential portfolio holdings. For example, we now feel that the restructuring of industries under the umbrella of high stock prices has become excessively fashionable and is less fertile ground for exploration of stock ideas. Its natural consequence: industrial concentration and reduced competition are new areas of interest. Another area of increased interest to us is the industrial gases industry, which has the appeal of a stable price structure, growth potential from both new technology and emerging markets, and reasonable valuations. Lastly, we are exploring a different approach to emerging market investments. Instead of focusing on the countries as the important variable, we are looking at their companies in terms of their ability to be among the world's low-cost producers. Until these ideas are formalized, our themes remain the following:

The Last of the Light Side Restructurings -- Corporations in the United States, United Kingdom, Canada, and Australia are taking advantage of buoyant capital markets to sell their loss-making activities. Portfolio holdings include Canadian Pacific and Foster's Brewing.

The First of the Dark Side Restructurings -- German companies and most recently their French counterparts are restructuring and joining the global capital markets. Examples are Daimler-Benz and Hoechst.

The Life Insurers -- Individuals have lost faith in the governments that promised to provide their pension benefits. They have higher confidence in private pensions. AEGON, I nternational-Nederlanden Groep, and Skandia are current portfolio holdings.

Aging population: Healthcare -- Pharmaceutical products and health providers worldwide will continue to thrive. Examples: Astra, Ciba-Geigy, and Sandoz.

The Installed Base and Standard Setters -- Companies with new technologies which secure large market shares and set the standards so other players must conform to their strategies. Portfolio examples are Reuters and First Data.

Yen End Game -- Earnings of blue-chip exporters in Japan have been and will continue to benefit from a weaker yen.

Gold/Platinum -- Prices in yen terms are at historic lows. Demand for gold and platinum as jewelry and/or store of value are very likely underestimated, particularly in the Far East.

Emerging Markets -- It is in the First World's interest for some new economies to emerge. Some will succeed but others will fail. Few will achieve self-sustaining growth and others will merely become subcontractors and represent cyclical opportunities only. The portfolio has invested about 4.2% in Korea as a consequence of this theme.

The Reinsurers -- The improved profitability of the sector is recognized but is being sustained at higher levels and valuations are reasonable.

                               Global Stock Market
                             Versus Global Economy:
                              Who Is Leading Whom?

The 2 1/2 by 2 1/2 world (2.5% GNP growth, 2.5% inflation) of which many economists talk seems ideal for investors. Certainly anything else would cause consternation. However, these are averages which obscure a tumultuous period of change in the way the world creates wealth and in the regions and industries in which wealth is created and destroyed.

                             7 - SCUDDER GLOBAL FUND

The essential point is that in a deregulated environment, global capital markets have convincingly replaced national governments in the process of resource allocation. It is the efficiency generated from the reallocation process that is the heart of global economic growth. It is in turn this economic growth which facilitates one country running trade deficits or budget deficits and others being in a position to finance them. It also lubricates an economy, like that of the United States, which has an almost record low unemployment rate even as major corporations are laying off employees. An important caveat: Should for any reason all important parts of the world not share in the benefits, then they will not be interested in the free flow of resources, and the spell will be broken.

A final word on the role of the global stock market. The circulation of capital is dependent on the smooth workings of the global stock market. So important has the market become relative to other sources of capital that any major decline will have a strong impact on growth. We believe that the market is leading the economy, not the reverse. For these reasons, our focus remains specific opportunities rather than general levels of economic growth.

Sincerely,
Your Portfolio Management Team


/s/William E. Holzer       /s/Nicholas Bratt

William E. Holzer          Nicholas Bratt


/s/Alice Ho

Alice Ho

                              Scudder Global Fund:
                          A Team Approach to Investing


  Scudder Global Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


  Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for Scudder Global Fund's worldwide strategy and investment themes since its inception in 1986. Willy, who has over 20 years' experience in global investing, joined Scudder in 1980. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Nick joined Scudder in 1976 and the team in 1993. Alice Ho, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Alice, who joined Scudder in 1986 as a member of the institutional and private investment counsel areas, has worked as a portfolio manager since 1989.

                             8 - SCUDDER GLOBAL FUND

                    INVESTMENT PORTFOLIO AS OF JUNE 30, 1996

                                                                       PRINCIPAL      MARKET
                                                                       AMOUNT($)      VALUE($)
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 0.6%
-----------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
   dated 6/28/96 at 5.45%, to be repurchased at $7,612,456
   on 7/1/96, collateralized by a $5,104,000 U.S. Treasury
   Bond, 13.875%, 5/15/11 (Cost $7,609,000) .....................      7,609,000      7,609,000
                                                                                     ----------
BONDS 3.7%
-----------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.625%, 6/30/97 (Cost $49,839,844) ..........     50,000,000     49,922,000
                                                                                     ----------
CONVERTIBLE BONDS 1.2%
-----------------------------------------------------------------------------------------------
CANADA 0.5%
Teck Corp., 3.75%, 7/15/06 (Major mining complex) ...............      6,657,000      6,790,140
KOREA 0.3%                                                                            ---------
Cheil Food and Chemical Co., Ltd., 3%, 12/31/06, put date
   12/31/96 (Leading sugar refiner and major integrated
   food processor) ..............................................        625,000        753,125
Ssangyong Cement Industrial Co., Ltd., 3%, 12/31/05, put
   date 11/14/96 (Major cement producer) ........................      2,700,000      3,307,500
Ssangyong Oil Refining Co., Ltd., 3.75%, 12/31/08, put
   date 7/20/01 (Major oil refiner) .............................        650,000        666,250
                                                                                     ----------
                                                                                      4,726,875
                                                                                     ----------
MEXICO 0.4%
Empresa ICA Sociedad Controladora S.A., 5%,
   3/15/04 (Construction company) ...............................      8,200,000      5,227,500
-----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $18,501,666) ......................                    16,744,515
-----------------------------------------------------------------------------------------------

                                                                          SHARES
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS 3.9%
-----------------------------------------------------------------------------------------------
GERMANY
RWE AG (Producer and marketer of petroleum and
   chemical products) ...........................................        589,435     18,137,654
SAP AG (Computer software manufacturer) .........................        182,200     27,038,293
Spar Handels AG (Food and beverage wholesaler
   and retailer) ................................................         30,000      8,363,469
-----------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $25,123,759) .......................                    53,539,416
-----------------------------------------------------------------------------------------------

COMMON STOCKS 90.6%
-----------------------------------------------------------------------------------------------
ARGENTINA 0.5%
Electricidad Argentina S.A. "A" (ADR)
   (Electric utility) (c) .......................................        253,143      3,544,002
Perez Companc S.A. "B" (ADR)
   (Industrial conglomerate)* ...................................         44,200        582,887
YPF S.A. "D" (ADR) (Petroleum company) ..........................        134,100      3,017,250
                                                                                     ----------
                                                                                      7,144,139
                                                                                     ----------
AUSTRALIA 3.8%
Broken Hill Proprietary Co. Ltd. (Petroleum,
   minerals and steel) ..........................................        876,470     12,101,763
Coca Cola Amatil Ltd. (Soft drink bottler
   and distributor) .............................................      1,083,002     12,025,724
Foster's Brewing Group, Ltd. (Leading brewery) ..................      4,178,400      7,191,077




   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------


                            9 - SCUDDER GLOBAL FUND



                                                                                MARKET
                                                                    SHARES      VALUE($)
-------------------------------------------------------------------------------------------
Woodside Petroleum Ltd. (Major oil and gas producer) .......       3,339,900     20,052,413
                                                                                 ----------
                                                                                 51,370,977
                                                                                 ----------
AUSTRIA 0.3%
Flughafen Wien AG (Operator of terminals and facilities
   at Vienna International Airport) ........................          61,900      4,236,344
                                                                                 ----------
BERMUDA 2.0%
Mid Ocean Limited* (Property and casualty
   insurance company) ......................................         378,150     15,504,150
PartnerRe Holdings Ltd. (Property and casualty
   insurance company) ......................................         399,100     11,923,113
                                                                                 ----------
                                                                                 27,427,263
                                                                                 ----------
BRAZIL 2.0%
Aracruz Celulose S.A. (ADR) (Producer of
   eucalyptus kraft pulp) ..................................       1,210,800     11,502,600
Centrais Eletricas Brasileiras S/A "B" (pfd.)
   (Electric utility) ......................................      30,401,230      8,689,093
Companhia Energetica de Minas Gerais (pfd.)
   (Electric power utility) ................................     126,000,000      3,350,296
Companhia Energetica de Sao Paulo (pfd.)
   (Electric utility) ......................................      70,200,000      2,446,846
Companhia Siderurgica Belgo-Mineira (Manufacturer
   of steel wires and wire products) .......................      10,591,625        710,847
Light Participacoes SA (Electric utility) (c) ..............       8,447,000        286,011
                                                                                 ----------
                                                                                 26,985,693
                                                                                 ----------
CANADA 3.9%
Alcan Aluminium Ltd. (Manufacturer of aluminum
   and finished products) ..................................         197,026      5,996,287
Barrick Gold Corp. (CN) (Gold exploration and
   production in North and South America) ..................         222,200      6,027,175
Barrick Gold Corp. .........................................         218,000      5,916,059
Cambior, Inc. (Medium-sized gold producer with
   a major mine in Guyana) .................................         314,900      4,163,300
Canadian Pacific Ltd. (Ord.) (Transportation and
   natural resource conglomerate) ..........................         869,766     19,048,528
Placer Dome Inc. (CN) (Gold, silver and copper
   mining company) .........................................         240,300      5,746,783
Placer Dome Inc. ...........................................         236,000      5,634,500
                                                                                 ----------
                                                                                 52,532,632
                                                                                 ----------
CHINA 1.1%
American Standard China "B" (Plumbing products) (c) ........             526      5,260,000
Huaneng Power International, Inc. Series N (ADR)
   (Developer and operator of large coal-fired power
   plants) .................................................         551,500      9,858,062
                                                                                 ----------
                                                                                 15,118,062
                                                                                 ----------
DENMARK 1.0%
FLS Industries "B" (Machinery for cement and allied
   industries; manufacturer and shipper of cement) .........         138,500     13,948,110
                                                                                 ----------
FRANCE 0.7%
Alcatel Alsthom (Manufacturer of transportation,
    telecommunication and energy equipment) ................          35,525      3,100,690
Compagnie Financiere de Paribas
   (Finance and investment company) ........................         119,294      7,049,692
                                                                                 ----------
                                                                                 10,150,382
                                                                                 ----------


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------


                            10 - SCUDDER GLOBAL FUND



                                                                             MARKET
                                                                SHARES       VALUE($)
---------------------------------------------------------------------------------------
GERMANY 11.5%
Bayer AG (Leading chemical producer) ....................       394,790      13,952,240
Bayerische Vereinsbank Girozentrale
   (Commercial bank) ....................................       441,000      12,381,287
Daimler-Benz AG (Automobile and truck manufacturer)* ....        24,830      13,297,413
Daimler-Benz AG Rights (expiration 7/5/96)* .............        24,830           3,428
Hoechst AG (Chemical producer) ..........................       781,250      26,505,687
Mannesmann AG (Bearer) (Diversified construction
   and technology company) ..............................        47,812      16,535,678
Muenchener Rueckversicherungs AG
   (Insurance company) ..................................         2,446       4,084,976
Muenchener Rueckversicherungs AG (Registered) ...........         5,619      11,600,802
Schering AG (Pharmaceutical and chemical producer) ......       179,000      13,028,667
Siemens AG (Leading electrical engineering and
   electronics company) .................................       180,400       9,643,316
VEBA AG (Electric utility, distributor of
   oil and chemicals) ...................................       445,000      23,661,746
VIAG AG (Provider of electrical power and natural
   gas services, aluminum products, chemicals,
   ceramics and glass) ..................................        22,000       8,780,327
VIAG AG (New) (d) .......................................         6,284       2,425,346
                                                                            -----------
                                                                            155,900,913
                                                                            -----------
GHANA 0.4%
Ashanti Goldfields Co., Ltd. (ADS)
   (Leading gold producer) ..............................       307,400       6,071,150
                                                                            -----------
HONG KONG 1.4%
Hutchison Whampoa, Ltd. (Container terminal and
   real estate company) .................................     1,446,000       9,097,336
Jardine Matheson Holdings, Ltd. (Conglomerate: real
   estate, merchandising and engineering) ...............     1,004,296       7,381,576
Television Broadcasts, Ltd. .............................
   (Television broadcasting) ............................       608,000       2,281,743
                                                                            -----------
                                                                             18,760,655
                                                                            -----------
HUNGARY 0.3%
First Hungary Fund (Investment company) (c) .............         3,619       3,226,881
                                                                            -----------
INDONESIA 0.9%
Asia Pulp & Paper Co., Ltd. (ADR)
   (Producer of pulp and paper)* ........................       186,200       2,280,950
HM Sampoerna (Foreign registered) (Tobacco company) .....       411,500       4,685,177
Indah Kiat Pulp & Paper (Producer of pulp and paper) ....       400,000         390,977
Indah Kiat Pulp & Paper (Foreign registered) ............     3,530,375       3,450,742
Indah Kiat Pulp & Paper Warrants (expiration 4/13/01)* ..       348,525         175,947
Pabrik Kertas Tjiwi Kimia (Foreign registered)
   (Operator of a pulp and paper factory) ...............       781,000         796,939
                                                                            -----------
                                                                             11,780,732
                                                                            -----------
JAPAN 10.0%
Bridgestone Corp. (Leading automobile
   tire manufacturer) ...................................       824,000      15,746,903
Canon Inc. (Leading producer of visual image
   and information equipment) ...........................       704,000      14,676,725
Hitachi Ltd. (General electronics manufacturer) .........     1,278,000      11,919,353



   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------


                            11 - SCUDDER GLOBAL FUND


                                                                                 MARKET
                                                                    SHARES       VALUE($)
-----------------------------------------------------------------------------------------
Hitachi Metals, Ltd. (Major producer of
   high-quality specialty steels) ...........................       148,000       1,705,116
Iino Kaiun Kaisha, Ltd. (Operator of tankers
   and specialized carriers) ................................     1,001,000       5,427,632
Kyocera Corp. (Leading ceramic package manufacturer) ........       191,000      13,534,952
Matsushita Electric Industrial Co., Ltd.
   (Leading manufacturer of consumer electronic products) ..        788,000      14,698,670
NSK Ltd. (Leading manufacturer of bearings and
   other machinery parts) ...................................       794,000       6,018,617
Nichiei Co., Ltd. (Finance company for small-
   and medium-sized firms) ..................................       165,000      11,013,578
SMC Corp. (Leading maker of pneumatic equipment) ............        43,000       3,334,156
Sony Corp. (Consumer electronic products manufacturer) ......       144,000       9,493,348
Sumitomo Metal Industries, Ltd. (Leading integrated
   crude steel producer) ....................................     4,124,000      12,670,086
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel
   and copper mining company) ...............................     1,690,000      14,664,746
                                                                                -----------
                                                                                134,903,882
                                                                                -----------
KOREA 3.9%
Baik Yang Co. (Leading maker of under garments) .............        10,000       1,232,742
Cheil Food and Chemical Co., Ltd. (Korea's largest
   sugar refiner and major integrated food processor) .......             9             588
Daewoo Heavy Industries Ltd. (Leading manufacturer of
   heavy industrial equipment) ..............................       334,374       2,835,914
Daewoo Securities Co., Ltd. (Brokerage and
   financial services)* .....................................       115,516       2,691,386
Hanil Bank (Major commercial bank) ..........................       121,464       1,211,346
Korea Asia Fund (IDR) (Investment company) (b) ..............     138 units       1,656,000
Korea Electric Power Co.* (Electric utility) ................        25,000         862,919
Korea Electric Power Co. (ADR) ..............................       353,000       8,560,250
Korea Equity Trust (IDR) (Investment company) (b) ...........     140 units       1,435,000
Korea Express Co., Ltd. (General freight
   transport company) .......................................        98,545       3,583,675
Korea Long Term Credit Bank* (Major commercial bank) ........        49,799       1,289,175
Korea Mobile Telecom (Mobile telecommunication
   company) (c) .............................................         3,850       4,738,462
Korea Zinc Co. (Zinc mining and manufacturing) ..............        80,000       1,834,320
Lotte Confectionery Co., Ltd.
   (Major producer of snack food) ...........................        26,390       2,927,885
Pang-Rim Spinning Co., Ltd. (Leading manufacturer of
   cotton-polyester spun fabrics) ...........................        25,000       1,232,742
Pohang Iron & Steel Co., Ltd.
   (Leading steel producer) (c) .............................         7,030         577,852
Samsung Electromechanics Co., Ltd.
   (Major electronics parts company) ........................        19,761         708,882
Samsung Electromechanics Co., Ltd. (New) (d)* ...............         4,945         162,151
Samsung Electronics Co., Ltd.
   (Major electronics manufacturer) .........................            48           4,030
Samsung Electronics Co., Ltd. (GDS) (1/2 voting) ............         8,850         453,563
Samsung Electronics Co., Ltd. (GDS) (Voting)(New) (d) .......         6,934         311,163
Samsung Electronics Co., Ltd. (New)* ........................            14           1,113
Samsung Electronics Co., Ltd. (GDS)(Non-voting) .............       267,946       6,497,691
Samsung Electronics Co., Ltd. (GDS)
   (Non-voting)(New) (d) ....................................        80,752       1,736,168




   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------


                            12 - SCUDDER GLOBAL FUND



                                                                       MARKET
                                                          SHARES       VALUE($)
-------------------------------------------------------------------------------


Samsung Heavy Industries Co., Ltd.
  (Machinery manufacturer) ........................       106,906      1,660,522
Samsung Heavy Industries Co., Ltd. (New) (d) ......        10,369        146,996
Samsung Securities (Securities company) ...........        40,000      1,232,742
Samsung Securities Rights (expiration
  7/23/96) (c)* ...................................         6,400         59,172
Seoul International Trust (Investment
  company) (b) ....................................      43 units      1,784,500
Ssangyong Cement Industrial Co., Ltd.
  (Major cement company) ..........................        37,206        889,788
                                                                      ----------
                                                                      52,318,737
                                                                      ----------
NETHERLANDS 2.8%
AEGON Insurance Group NV (Insurance company) ......       404,492     18,641,496
Internationale-Nederlanden Groep CVA
  (Banking and insurance holding company) .........       653,815     19,512,860
                                                                      ----------
                                                                      38,154,356
                                                                      ----------
NEW ZEALAND 0.8%
Telecom Corp. of New Zealand
  (Telecommunication services) ....................     2,600,000     10,947,459
                                                                      ----------
SINGAPORE 0.3%
Jardine Strategic Holdings Ltd. (Conglomerate:
  auto distribution, food retailing, property
  investment and development) .....................     1,008,000      3,225,600
                                                                      ----------
SOUTH AFRICA 1.3%
Impala Platinum Holdings (ADR)
  (Leading platinum producer) .....................       468,500      6,793,250
Malbak Ltd. (GDR) (Diversified holding company
  involved in food, packaging and paper,
  healthcare, consumer products and investments) ..       962,755      4,693,431
Rustenburg Platinum Holdings, Ltd. (ADR)
  (Leading platinum producer)* ....................        77,419      1,219,349
Sasol Limited (Producer of coal and crude oil) ....       451,096      4,840,979
                                                                      ----------
                                                                      17,547,009
                                                                      ----------
SWEDEN 4.2%
Astra AB "A" (Free) (Pharmaceutical company) ......       438,050     19,388,014
S.K.F. AB "B" (Free)*
  (Manufacturer of roller bearings) ...............       676,300     16,090,219
Skandia Foersaekrings AB (Free)
  (Financial conglomerate) ........................       511,300     13,554,857
Swedish Match AB (Leading producer of matches) ....       298,900        930,112
Volvo AB "B" (Free) (Automobile manufacturer) .....       298,900      6,817,810
                                                                      ----------
                                                                      56,781,012
                                                                      ----------
SWITZERLAND 8.4%
Brown, Boveri & Cie. AG (Bearer)
  (Manufacturer of electrical equipment) ..........        17,915     22,183,274
Ciba-Geigy AG (Bearer) (Pharmaceutical company) ...         8,250     10,017,598
Ciba-Geigy AG (Registered) ........................        13,735     16,754,689
Nestle SA (Registered) (Food manufacturer) ........         9,621     10,997,407
Sandoz Ltd. AG (Registered)
  (Pharmaceutical company) ........................        21,640     24,770,500
Schindler Holdings AG (PC) (Leading elevator
  and escalator manufacturer) .....................         2,675      2,845,858




   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------


                            13 - SCUDDER GLOBAL FUND



                                                                            MARKET
                                                               SHARES       VALUE($)
-------------------------------------------------------------------------------------


Swiss Bank Corp. Warrants (Registered)
  (expiration 6/30/00)* ..............................         6,345          20,809
Swiss Reinsurance (Registered) (Life, accident
  and health insurance company) ......................        11,750      12,077,551
Zurich Insurance Group (Registered)
  (Insurance company) ................................        50,750      13,842,939
                                                                         -----------
                                                                         113,510,625
                                                                         -----------

TAIWAN 0.2%
Taiwan Semiconductor Manufacturing Co.
  (Manufacturer of integrated circuits
  and other semiconductor devices)* ..................     1,620,000       3,384,811
                                                                         -----------

UNITED KINGDOM 8.7%
BOC Group PLC (Producer of industrial gases)* ........       652,900       9,363,862
Carlton Communications PLC (Television post
  production products and services) ..................     1,772,000      14,254,925
Grand Metropolitan PLC (Food and drink
  producer and retailer) .............................     1,417,720       9,401,341
Great Universal Stores PLC "A" (Catalog home shopping,
  retailing, finance and property investment) ........       677,600       6,876,864
London & Overseas Freighters (ADR)
  (Operator of a fleet of oil tankers) ...............       140,900       1,796,475
Lonrho PLC (Widely diversified industrial
  holding company) ...................................       900,000       2,585,745
PowerGen PLC (Electric utility) ......................     1,400,134      10,197,974
RTZ Corp., PLC (Mining and finance company) ..........     1,764,714      26,117,926
Reuters Holdings PLC (International news agency) .....     1,123,500      13,591,957
Shell Transport & Trading PLC
  (Part owner of Royal Dutch Shell Co.) ..............       987,100      14,455,872
St. James's Place Capital PLC
  (Money management and insurance) ...................     3,069,900       5,792,579
Waste Management International PLC*
  (Waste collection and disposal services) ...........       599,100       3,349,448
                                                                         -----------
                                                                         117,784,968
                                                                         -----------
UNITED STATES 20.2%
APL Ltd. (Ocean, rail and truck container
  distribution and transportation) ...................       212,500       5,551,563
American Telephone & Telegraph Co.
  (Telecommunication services and business systems) ..       185,400      11,494,800
Biogen Inc.* (Biotechnology research and development)        150,410       8,253,749
Boeing Co. (Manufacturer of jet airplanes) ...........        92,400       8,050,350
Charles Schwab Corp. (Discount brokerage services) ...       286,500       7,019,250
Destec Energy Inc. (Non-utility producer of
  cogeneration and coal gasification power) ..........       479,000       6,107,250
EXEL, Ltd. (Provider of liability insurance) .........       228,300      16,095,150
Enron Corp. (Major natural gas pipeline system) ......       356,300      14,563,762
First Data Corp. (Credit-card processing services) ...        95,700       7,620,112
General Re Corp. (Property and casualty reinsurance) .        80,635      12,276,679
Homestake Mining Co.
  (Major international gold producer) ................       627,000      10,737,375
International Business Machines Corp. (Principal
  manufacturer and servicer of business and computing
  machines) ..........................................       151,420      14,990,580
J.P. Morgan & Co., Inc. (Commercial banking
  and financial services) ............................        76,322       6,458,749



   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------

                            14 - SCUDDER GLOBAL FUND


                                                                                MARKET
                                                                  SHARES        VALUE($)
----------------------------------------------------------------------------------------
LaFarge Corp. (Leading cement producer) ..............           739,100      14,966,775
Louisiana-Pacific Corp. (Producer of lumber,
  plywood and pulp) ..................................           400,000       8,850,000
MBIA Inc. (Insurer of municipal bonds) ...............           202,650      15,781,369
National Semiconductor Corp.* (Manufacturer of
  integrated circuits and transistors) ...............           346,100       5,364,550
Newmont Mining Corp. (International gold
  exploration and mining company) ....................           256,400      12,659,750
Parker-Hannifin Group (Fluid control components) .....           325,200      13,780,350
Policy Management Systems Corp. (Insurance
  company software and services) .....................           107,500       5,375,000
Public Service Co. of New Mexico* (Large electric
  utility serving the southwest) .....................           259,400       5,317,700
Thermo Electron Corp.* (Engineered industrial products
  and environmental instruments) .....................           121,500       5,057,438
Unicom Corp. (Electric utility in northern Illinois) .           250,000       6,968,750
United Technologies Corp. (Manufacturer of aerospace
  equipment, climate control systems, and elevators) .           163,500      18,802,500
WMX Technologies Inc. (Solid and chemical waste
  management services) ...............................           409,100      13,398,025
Xerox Corp. (Leading manufacturer of copiers
  and duplicators) ...................................           329,850      17,646,975
                                                                           -------------
                                                                             273,188,551
                                                                           -------------
VENEZUELA 0.0%
Venezolana de Prerreducidos Caroni C.A. (GDS)
  (Manufacturer of steel pellets) ....................            62,160         334,110
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $948,215,737) ..............                     1,226,735,053
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,049,290,006) (a)              1,354,549,984
----------------------------------------------------------------------------------------


*    Non-income producing security.

(a) The cost for federal income tax purposes was $1,051,717,031. At June 30, 1996, net unrealized appreciation for all securities based on tax cost was $302,832,953. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $333,339,027 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $30,506,074.

(b)  500 shares = 1 IDR unit (International Depository Receipt) for Korea Asia
                  Fund
     1,000 shares = 1 IDR unit for Korea Equity Trust
     1,000 shares = 1 unit for Seoul International Trust

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at June 30, 1996, aggregated $17,673,610. See Note A of the Notes to Financial Statements.

(d) New shares issued during 1996, eligible for a pro rata share of 1996 dividends.

     See page 5 for sector breakdown.








   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------

                            15 - SCUDDER GLOBAL FUND

                              FINANCIAL STATEMENTS

                      STATEMENT OF ASSETS AND LIABILITIES
                              AS OF JUNE 30, 1996

ASSETS
--------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $1,049,290,006) (Note A) ....     $1,354,549,984
          Cash ................................................................              3,102
          Foreign currency, at market (identified cost $4,021,113) ............          4,051,037
          Receivable on investments sold ......................................         14,153,510
          Receivable on Fund shares sold ......................................          2,061,829
          Dividends and interest receivable ...................................          4,070,399
          Foreign taxes recoverable ...........................................            645,507
          Net receivable on closed forward currency exchange contracts
            (Note A) ..........................................................             17,604
          Other assets ........................................................              1,242
                                                                                         ---------
          Total assets ........................................................      1,379,554,214

LIABILITIES
--------------------------------------------------------------------------------------------------
          Payable for investments purchased ...................................     $    9,039,855
          Payable for Fund shares redeemed ....................................          1,081,228
          Accrued management fee (Note C) .....................................          1,087,620
          Other accrued expenses (Note C) .....................................            630,825
                                                                                    --------------
          Total liabilities ...................................................         11,839,528
          ----------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE .........................................     $1,367,714,686
          ----------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------------------
          Net assets consist of:
          Undistributed net investment income .................................     $    9,106,858
          Net unrealized appreciation on:
               Investments ....................................................        305,259,978
               Foreign currency related transactions ..........................              8,908
          Accumulated net realized gain .......................................         53,123,352
          Capital stock .......................................................            476,065
          Additional paid-in capital ..........................................        999,739,525
          ----------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE .........................................     $1,367,714,686
          ----------------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------------------------
          NET ASSET VALUE, offering and redemption price per share
            ($1,367,714,686 /47,606,518 shares of capital stock
                                                                                    --------------
             outstanding, $.01 par value, 100,000,000 shares authorized) ......     $        28.73
                                                                                    --------------






   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------


                           16 - SCUDDER GLOBAL FUND

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1996

INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
               Income:
               Dividends (net of withholding taxes of $2,292,595) .............     $  22,428,205
               Interest .......................................................         5,585,859
                                                                                    -------------
                                                                                       28,014,064

               Expenses:
               Management fee (Note C) ........................................        12,360,809
               Services to shareholders (Note C) ..............................         2,657,807
               Custodian and accounting fees (Note C) .........................         1,389,179
               Directors' fees (Note C) .......................................            51,183
               Reports to shareholders ........................................           516,350
               Legal ..........................................................            18,948
               Auditing .......................................................           104,862
               Federal and state registration .................................            35,921
               Other ..........................................................           129,963
                                                                                    -------------
                                                                                       17,265,022
               ----------------------------------------------------------------------------------
               NET INVESTMENT INCOME                                                   10,749,042
               ----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------------------------
               Net realized gain (loss) from:
               Investments ....................................................        77,612,311
               Foreign currency related transactions ..........................          (308,203)
                                                                                    -------------
                                                                                       77,304,108
               Net unrealized appreciation (depreciation) during the period on:
               Investments ....................................................       106,267,277
               Foreign currency related transactions ..........................           (40,778)
                                                                                    -------------
                                                                                      106,226,499
                                                                                    -------------
               Net gain on investment transactions ............................       183,530,607
               ----------------------------------------------------------------------------------
               NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........     $ 194,279,649
               ----------------------------------------------------------------------------------






   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------


                            17 - SCUDDER GLOBAL FUND

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                               YEARS ENDED JUNE 30
INCREASE (DECREASE) IN NET ASSETS                                            1996                1995
---------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income ................................      $   10,749,042       $   11,643,651
          Net realized gain from investment transactions .......          77,304,108           11,948,024
          Net unrealized appreciation on investment transactions
              during the period ................................         106,226,499           72,766,161
                                                                      --------------       --------------
          Net increase in net assets resulting from operations .         194,279,649           96,357,836
                                                                      --------------       --------------
          Distributions to shareholders from:
          Net investment income ($.25 and $.11 per
              share, respectively) .............................         (11,338,078)          (5,208,927)
          Net realized gains from investment transactions
              ($.84 and $.34 per share, respectively) ..........         (38,563,130)         (16,100,320)
                                                                      --------------       --------------
          Fund share transactions:
          Proceeds from shares sold ............................         276,103,348          294,309,148
          Net asset value of shares issued to shareholders in
              reinvestment of distributions ....................          46,815,558           20,010,200
          Cost of shares redeemed ..............................        (267,766,187)        (316,718,412)
                                                                      --------------       --------------
          Net increase (decrease) in net assets from
              Fund share transactions ..........................          55,152,719           (2,399,064)
                                                                      --------------       --------------
          Increase in net assets ...............................         199,531,160           72,649,525
          Net assets at beginning of period ....................       1,168,183,526        1,095,534,001
          Net assets at end of period (including undistributed
              net investment income of $9,106,858 and                 --------------       --------------
              $9,361,946, respectively) ........................      $1,367,714,686       $1,168,183,526
                                                                      --------------       --------------

OTHER INFORMATION
---------------------------------------------------------------------------------------------------------
          INCREASE (DECREASE) IN FUND SHARES
          Shares outstanding at beginning of period ............          45,559,445           45,787,687
                                                                      --------------       --------------
          Shares sold ..........................................          10,053,643           12,199,342
          Shares issued to shareholders in reinvestment
             of distributions ..................................           1,745,054              810,995
          Shares redeemed ......................................          (9,751,624)         (13,238,579)
                                                                      --------------       --------------
          Net increase (decrease) in Fund shares ...............           2,047,073             (228,242)
                                                                      --------------       --------------
          Shares outstanding at end of period ..................          47,606,518           45,559,445
                                                                      --------------       --------------




   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
-------------------------------------------------------------------------------



                            18 - SCUDDER GLOBAL FUND

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                         FOR THE PERIOD
                                                                                                          JULY 23, 1986
                                                             YEARS ENDED JUNE 30,                        (COMMENCEMENT OF
                                                                                                            OPERATIONS)
                                                                                                            TO JUNE 30,
                               1996     1995    1994(e)   1993     1992     1991     1990     1989    1988     1987
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
                              -------------------------------------------------------------------------------------------
  beginning of period .....   $25.64   $23.93   $21.63   $19.56   $18.06   $20.36   $17.64   $14.47  $15.42   $12.00
                              -------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income .....      .24      .25      .23      .15      .19      .40      .19      .19     .18      .05
Net realized and
  unrealized gain (loss)
  on investment
  transactions ............     3.94     1.91     2.57     2.42     2.28    (1.50)    3.28     3.20    (.82)    3.37
Total from investment         -------------------------------------------------------------------------------------------
  operations ..............     4.18     2.16     2.80     2.57     2.47    (1.10)    3.47     3.39    (.64)    3.42
                              -------------------------------------------------------------------------------------------
Less distributions from:
Net investment income .....     (.25)    (.11)    (.24)    (.16)    (.31)    (.37)    (.20)    (.14)   (.06)       -
Net realized gains
  from investment
  transactions ............     (.84)    (.34)    (.26)    (.34)    (.66)    (.83)    (.55)    (.08)   (.25)       -
                              -------------------------------------------------------------------------------------------
Total distributions .......    (1.09)    (.45)    (.50)    (.50)    (.97)   (1.20)    (.75)    (.22)   (.31)       -
                              -------------------------------------------------------------------------------------------
Net asset value, end of       -------------------------------------------------------------------------------------------
        period ............   $28.73   $25.64   $23.93   $21.63   $19.56   $18.06   $20.36   $17.64  $14.47   $15.42
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) ..........    16.65     9.11    12.99    13.45    14.09    (5.20)   20.00    23.90   (4.45)   28.50**
RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of
  period ($ millions) .....    1,368    1,168    1,096      577      371      268      257       91      81      102
Ratio of operating
  expenses, to average
   daily net assets (%) ...     1.34     1.38     1.45     1.48     1.59     1.70     1.81     1.98    1.71(c)  1.84*(a)
Ratio of net investment
  income to average
  daily net assets (%) ....      .84     1.03      .97      .90     1.09     2.21     1.77     1.22    1.23      .63*
Portfolio turnover
  rate (%) ................     29.1     44.4     59.7     64.9     44.6     85.0(d)  38.3     30.7    53.8     32.2*
Average commission rate
  paid (b) ................   $.0272   $    -   $    -   $    -   $    -   $    -   $    -   $    -  $    -   $    -



(a) The Adviser did not impose all of its management fee during the period July 23, 1986 (commencement of operations) to December 31, 1986, amounting to $.01 per share.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996.
(c) The Adviser absorbed a portion of the Fund's expenses exclusive of management fees, amounting to $.03 per share.
(d) The portfolio turnover rate on equity securities and debt securities was 62.7% and 174.4%, respectively, based on average monthly equity holdings and average monthly debt holdings.
(e) Per share amounts have been calculated using weighted average shares outstanding.
*    Annualized
**   Not annualized.





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                            19 - SCUDDER GLOBAL FUND

                         NOTES TO FINANCIAL STATEMENTS

                       A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Global Fund (the "Fund") is a diversified series of Scudder Global Fund, Inc., a Maryland corporation (the "Corporation") registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $17,692,380 (1.3% of net assets) and have been noted in the investment portfolio as of June 30, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.



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                            20 - SCUDDER GLOBAL FUND

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.




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                            21 - SCUDDER GLOBAL FUND

                      B. PURCHASES AND SALES OF SECURITIES


Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 1996 aggregated $374,224,593 and $365,251,612, respectively.

                               C. RELATED PARTIES

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the period July 1, 1995 to September 5, 1995, the management fee payable under the Management Agreement was equal to an annual rate of 1% of the first $500,000,000 of average daily net assets and 0.95% of such assets in excess of $500,000,000 computed and accrued daily and payable monthly. Effective September 6, 1995, the management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, .95% of the next $500,000,000 of such assets and 0.90% of such assets in excess of $1,000,000,000 computed and accrued daily and payable monthly. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended June 30, 1996, the fee pursuant to the Management Agreement amounted to $12,360,809, which was equivalent to an annualized effective rate of .96% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $1,754,520 charged to the Fund by SSC during the year ended June 30, 1996, of which $141,291 is unpaid at June 30, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1996, the amount charged to the Fund by STC aggregated $438,410, of which $82,157 is unpaid at June 30, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1996, the amount charged to the Fund by SFAC aggregated $524,974, of which $91,449 is unpaid at June 30, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended June 30, 1996, Directors' fees aggregated $51,183.

                               D. LINES OF CREDIT

The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


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                            22 - SCUDDER GLOBAL FUND

                        Report of Independent Accountants


To the Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Fund including the investment portfolio, as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the nine years in the period then ended and for the period July 23, 1986 (commencement of operations) to June 30, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended, and for the period July 23, 1986 (commencement of operations) to June 30, 1987 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                COOPERS & LYBRAND L.L.P.
August 14, 1996

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                            23 - SCUDDER GLOBAL FUND

                                Tax Information


The Fund paid distributions of $.74 per share from net long-term capital gains during its fiscal year ended June 30, 1996.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $49,311,240 as a long-term capital gain dividend for the fiscal year ended June 30, 1996.

For its fiscal year ended June 30, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.182 per share (representing a total of $8,653,144). The total amount of taxes paid by the Fund to such countries was $.048 per share (representing a total of $2,292,595).

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

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                            24 - SCUDDER GLOBAL FUND

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director and Vice President

William E. Holzer*
President

Paul Bancroft III
Director; Venture Capitalist and Consultant

Sheryle J. Bolton
Director; Consultant

Nicholas Bratt*
Director

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; Consultant

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Adam M. Greshin*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

Isabel Saltzman*
Vice President

Cornelia M. Small*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Juris Padegs*
Vice President and Assistant Secretary

Kathryn L. Quirk*
Vice President and Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary

*Scudder, Stevens & Clark, Inc.



                            25 - SCUDDER GLOBAL FUND

                        Investment Products and Services

The Scudder Family of Funds


Money Market

Scudder Cash Investment Trust

Scudder U.S. Treasury Money Fund


Tax Free Money Market+

Scudder Tax Free Money Fund

Scudder California Tax Free Money Fund*

Scudder New York Tax Free Money Fund*


Tax Free+

Scudder California Tax Free Fund*

Scudder High Yield Tax Free Fund

Scudder Limited Term Tax Free Fund

Scudder Managed Municipal Bonds

Scudder Massachusetts Limited Term
  Tax Free Fund*

Scudder Massachusetts Tax Free Fund*

Scudder Medium Term Tax Free Fund

Scudder New York Tax Free Fund*

Scudder Ohio Tax Free Fund*

Scudder Pennsylvania Tax Free Fund*


Growth and Income

Scudder Balanced Fund

Scudder Growth and Income Fund


Income

Scudder Emerging Markets Income Fund

Scudder Global Bond Fund

Scudder GNMA Fund

Scudder High Yield Bond Fund

Scudder Income Fund

Scudder International Bond Fund

Scudder Short Term Bond Fund

Scudder Zero Coupon 2000 Fund


Growth

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Emerging Markets Growth Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder Gold Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder Latin America Fund

Scudder Micro Cap Fund

Scudder Pacific Opportunities Fund

Scudder Quality Growth Fund

Scudder Small Company Value Fund

Scudder Value Fund

The Japan Fund



Retirement Plans and Tax-Advantaged Investments

IRAs

Keogh Plans

Scudder Horizon Plan*+++ (a variable annuity)

401(k) Plans

403(b) Plans

SEP-IRAs

Profit Sharing and Money Purchase
  Pension Plans



Closed-End Funds#

The Argentina Fund, Inc.

The Brazil Fund, Inc.

The First Iberian Fund, Inc.

The Korea Fund, Inc.

The Latin America Dollar Income Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder New Asia Fund, Inc.

Scudder New Europe Fund, Inc.

Scudder World Income  Opportunities
  Fund, Inc.



Institutional Cash Management

Scudder Institutional Fund, Inc.

Scudder Fund, Inc.

Scudder Treasurers Trust(TM)++



For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

                            26 - SCUDDER GLOBAL FUND

                             How to Contact Scudder


Account Service and Information

                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information

                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:

                  http://funds.scudder.com

Or Stop by a Scudder Funds Center

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                            27 - SCUDDER GLOBAL FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
International
Bond Fund



Annual Report
June 30, 1996



o For investors seeking an easy and low-cost way to broaden their income-oriented investments beyond U.S. borders. Invests primarily in high-grade bonds denominated in foreign currencies.



o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER INTERNATIONAL BOND FUND


   CONTENTS

   2 In Brief

   3 Letter from the Fund's Chairman

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

   9 Investment Portfolio

  13 Financial Statements

  16 Financial Highlights

  17 Notes to Financial Statements

  25 Report of Independent Accountants

  29 Officers and Directors

  30 Investment Products and Services

  31 How to Contact Scudder


     IN BRIEF

o International bond market performance was mixed during the year, with most markets moving higher during the first two quarters and retreating in the second half. The Fund's 2.59% total return for the 12 months ended June 30, 1996, stands in contrast to a dollar-based negative 1.70% for non-U.S. markets overall, as measured by the unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index.

BAR CHART TITLE:
Investment Returns
(for the year ended June 30, 1996)

BAR CHART DATA:
-------------------------------------------------------------------------------
Scudder International Bond Fund                                   2.59%
-------------------------------------------------------------------------------
Salomon Brothers Non-U.S. Dollar World Government Bond Index     -1.70%
-------------------------------------------------------------------------------
Bond Market returns in U.S. dollars


o Stronger growth in the United States, combined with German and Japanese central bank activity, led to a rise in the U.S. dollar versus other currencies, which suppressed international bond returns for U.S. investors.

o In response to stronger economic activity in core markets and renewed investor interest in high-yielding and emerging markets, Scudder International Bond Fund shifted portfolio assets during the period to emphasize some of Europe's peripheral markets while de-emphasizing Japan.

LETTER FROM THE FUND'S CHAIRMAN

Dear Shareholders,

         For the fiscal year ended June 30, 1996, Scudder International Bond Fund provided a total return of 2.59%. Bond prices in such key markets as Germany and Japan were stymied by strong economic growth and the accompanying threat of inflation. At the same time, performance gains throughout the world were muted by a steady rise in the U.S. dollar. While lackluster in absolute terms, the Fund's performance outpaced that of its benchmark index, the unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index, which declined 1.70% during the period.


         Despite the results of the past 12 months, the growth of the foreign bond marketplace has been one of the more exciting facets of investing in the 1990s. The top-performing bond market has been outside the United States each of the last 10 years, reinforcing the idea that fixed-income investors can benefit by investing a portion of their portfolio overseas. Moreover, since foreign markets do not necessarily move in tandem with those in the United States, international diversification can lend a degree of stability to an otherwise purely U.S. portfolio. We believe Scudder International Bond Fund remains an effective vehicle for fixed-income investors seeking to harness the income and appreciation potential of foreign bonds along with the risk-reducing benefits of global diversification.


         Finally, in this era of electronic information we have taken a look at our short-form quarterly reports, which you generally receive two or more weeks after the end of your fund's first and third fiscal quarters. Going forward, in lieu of these printed reports, portfolio information will be made available on a more timely basis -- each month, in most cases -- through Scudder's Web site, Scudder's automated information line (SAIL), and by calling a Scudder Investor Relations representative.


         If you have questions about your fund or your investments, please contact a Scudder Investor Relations representative at 1-800-225-2470. Page 31 provides more information on how to contact Scudder. Thank you for choosing Scudder International Bond Fund to help meet your investment needs.

     Sincerely,
     /S/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder International Bond Fund

SCUDDER INTERNATIONAL BOND FUND
PERFORMANCE UPDATE as of June 30, 1996
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER INTERNATIONAL BOND FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
6/30/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,259     2.59%     2.59%
5 Year    $14,913    49.13%     8.32%
Life of
 Fund*    $20,581  105.81 %     9.46%

SALOMON BROTHERS NON-U.S. DOLLAR
WORLD GOVERNMENT BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
6/30/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 9,830     -1.70%    -1.70%
5 Year    $18,444     84.44%    13.01%
Life of
 Fund*    $21,360    113.60%    10.06%

*The Fund commenced operations on July 6, 1988.
Index comparisons begin July 31, 1988.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED JUNE 30

Scudder Gold Fund
Year            Amount
----------------------
7/88           $10,000
'89            $10,216
'90            $12,013
'91            $13,800
'92            $17,699
'93            $19,866
'94            $19,304
'95            $20,062
'96            $20,581

S&P 500 Index
Year            Amount
----------------------
7/88           $10,000
'89            $ 9,831
'90            $10,544
'91            $11,581
'92            $14,741
'93            $16,176
'94            $17,707
'95            $21,729
'96            $21,360

The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED JUNE 30


                       1989*   1990   1991    1992    1993    1994    1995    1996
                     --------------------------------------------------------------
NET ASSET VALUE...   $11.27   $12.08  $12.35  $13.68  $13.57  $11.97  $11.43  $10.98
INCOME DIVIDENDS..   $ 1.00   $ 1.09  $ 1.21  $ 1.09  $ 1.04  $  .91  $  .98  $  .73
CAPITAL GAINS
DISTRIBUTIONS.....   $    -   $    -  $  .29  $  .81  $  .62  $  .39  $    -  $    -
FUND TOTAL
RETURN (%)........     2.16    17.59   14.88   28.25    12.24  -2.83    3.92    2.59
INDEX TOTAL
RETURN (%)........    -1.69     7.25    9.84   27.29     9.74   9.46   22.71   -1.70


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of June 30, 1996
---------------------------------------------------------------------------
MARKET EXPOSURE
---------------------------------------------------------------------------
Geographical

Germany                     22.6%
Italy                       10.9%
United Kingdom               9.3%
Spain                        7.8%
Japan                        6.9%
Canada                       6.5%
New Zealand                  5.9%
Sweden                       5.8%
Australia                    5.4%
Denmark                      5.4%
Austria                      4.9%
Belgium                      3.2%
United States                2.9%
Supranational Agencies       2.5%
                           ------
                           100.0%
                           ======

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


Geographical

Germany                     22.6%
Japan                       17.5%
Italy                       10.9%
United Kingdom               9.3%
Spain                        7.8%
Canada                       6.5%
New Zealand                  5.9%
Sweden                       5.8%
Australia                    5.4%
Denmark                      5.4%
United States                2.9%
                           ------
                           100.0%
                           ======

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------------------------------------------------

CURRENCY EXPOSURE (a)
Australia       4.0%               Netherlands         -1.9%
Canada          6.5%               New Zealand          5.3%
Denmark         5.4%               Spain                7.8%
Germany        25.6%               Sweden               2.6%
Italy          10.9%               United Kingdom       4.2%
Japan          19.8%               United States        9.8%
                                                      ------
                                                      100.0%
                                                      ======


(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.
-----------------------------------------------------------------------

For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER INTERNATIONAL BOND FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

        Despite continuing evidence of low inflation around the globe, bond investors watched and reacted nervously to data confirming stronger economic growth, particularly in Japan and Germany. As a result, bond returns hampered further by an appreciating U.S. dollar were modest. Scudder International Bond Fund posted a total return of 2.59% for the twelve months ended June 30, 1996, outpacing the unmanaged Salmon Brothers Non-U.S. Dollar World Government Bond Index, which declined 1.70%. The Fund's 30-day net annualized SEC was 5.30% at the end of the period. Shareholders received a total of $0.73 per share in distributions for the 12-month period.


              Shift Toward Higher-Yielding Markets, Away From Japan

         Two key events influenced world bond market performance during the year. First, after a prolonged recession in Japan and months of economic malaise in Germany, the two countries are experiencing stronger economic activity. Both the Bundesbank and the Bank of Japan have walked a fine line of fostering sustainable long-term growth while containing inflation. While neither had raised interest rates by June 30, prospects of higher growth rates and inflation have alarmed bond investors. Both markets posted negative returns in dollar terms during the period, with Japan declining a dramatic 21.13%. The change in market sentiment, both abroad and in the United States, prompted us to reduce interest rate exposure for the portfolio as a whole.


         A second factor contributing to bond market performance this year has been the push by investors to trade in their relatively lower-yielding bonds from Japan, the United States, and Germany in favor of higher-yielding bonds in select European countries and the emerging markets. European markets were helped by an improving fiscal situation in Sweden and, in the case of Italy and Spain, recent political elections. In such emerging markets as Indonesia, Thailand, and the Philippines, the allure of yields often twice that of their western counterparts sparked investor interest and helped attract foreign capital. In many developing countries, the need for capital to fund business investment and infrastructure development has prompted governments to compete for foreign investors through high-yielding government debt. Generally, these bonds become more attractive as local economies improve, since governments are better able to meet their obligations -- a fact that explains why emerging bond markets often outperform developed markets during periods of economic expansion.

PORTFOLIO MANAGEMENT DISCUSSION

         Not surprisingly, the Fund's positive performance can be explained largely by an emphasis on Europe's smaller, higher-yielding markets (Italy, Spain, and Sweden), an underweighting in Japan, and exposure to select emerging markets. Clearly, any exposure to the Japanese market hindered returns this year. The fact that the index's exposure was greater than the Fund's in part explains the fund's outperformance. The Fund's emerging market holdings performed nicely well into the third quarter despite a sharp price decline in the Fund's South African holding. After several positive months, in which emerging market holdings peaked near 10% of the portfolio, we eliminated the Fund's positions. At this point, currency trends and volatile cash flows suggest that the relative risks outweigh any performance potential.



              Continued Strength In Dollar Undercuts Gains Overseas

         After declining several years against the yen and other currencies, the U.S. dollar exhibited strength throughout the year. Central to this turnaround has been a concerted effort on the part of the Japanese and German central bankers to deflate their currencies and thereby improve the competitiveness of local exporters. The stronger U.S. dollar had the effect this year of diminishing positive returns and magnifying losses, particularly in Japan, which returned almost 2% in yen terms but -21% when converted to U.S. dollars.


         The Fund's exposure to foreign currencies was approximately 90% on June 30, an increase from 80% mid-year. While the Fund's currency selection helped returns relative to the index, the decreased exposure to the U.S. dollar hurt absolute returns during this period of dollar strength. Although the fund remained underweight in yen throughout the period, the impact of that currency's decline has been particularly disappointing. The portfolio's exposure had climbed as high as 20% on our belief that stronger economic growth in Japan would ultimately increase demand for the yen, driving up its value. While the yen's continued weakness could be a reason to increase the fund's position, we will remain underweight in anticipation of further gains in the U.S. dollar in the short term.


Current Course: Underweight Japan In Favor Of European and Dollar Block Markets

In the months ahead, we expect European government bonds will continue to comprise the lion's share of portfolio assets (70% as of June 30). The Fund's strategy will emphasize higher-yielding, peripheral markets such as Sweden,

Spain, and Italy and de-emphasize core markets, particularly France and the Benelux countries. We plan to maintain the portfolio's currency and interest-rate exposure in Europe. We expect to continue building exposure to dollar-bloc countries which, despite some gains, are relatively undervalued in our opinion. Japanese holdings will remain light for the foreseeable future. Our decision to eliminate emerging market debt during the last quarter will be sustained into the new fiscal year as we work to improve the Fund's credit quality and bolster core holdings. Our research suggests that risk premiums in these high-yielding but less-established market economies are too low to justify the added risk.


         Importantly, inflation has shown scant sign of reemergence. In this environment, and after the markets have adequately digested economic growth, we look forward to a period that we believe will be marked by more attractive total returns.


Sincerely,


Your Portfolio Management Team

/s/Adam M. Greshin                  /s/Margaret D. Hadzima
Adam M. Greshin                     Margaret D. Hadzima



Scudder International
Bond Fund:
A Team Approach to Investing

   Scudder International Bond Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


Lead Portfolio Manager Adam M. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies in March 1995. Mr. Greshin, who specializes in global and international bond investments, was involved in the original design of Scudder International Bond Fund and has been a portfolio manager of the Fund since its inception in 1988. Portfolio Manager Margaret D. Hadzima is Chairman of Scudder's Global Bond Strategy Committee and Director of Global Bond Research. Ms. Hadzima, who joined Scudder in 1973 and the team in 1995, plays an active role in setting the Fund's overall bond strategy.

                                        INVESTMENT PORTFOLIO as of June 30, 1996
--------------------------------------------------------------------------------

                      % of            Principal                                                       Market
                    Portfolio          Amount                                                        Value ($)
---------------------------------------------------------------------------------------------------------------

                             ----------------------------------------------------------------------------------
                     96.8%   FOREIGN DENOMINATED DEBT OBLIGATIONS
                             ----------------------------------------------------------------------------------
AUSTRALIAN DOLLARS    5.4%   AUD        18,150,000   Commonwealth of Australia, 12%, 11/15/01 ...    16,349,781
                                        16,315,000   Commonwealth of Australia, 6.75%, 11/15/06 .    11,053,412
                                                                                                    -----------
                                                                                                     27,403,193
                                                                                                    -----------
BRITISH POUNDS        9.3%   GBP        11,250,000   Abbey National Treasury Corp., 6%, 8/10/99 .    16,920,360
                                         4,700,000   Barclays Bank PLC, 6.5%, 2/16/04 ...........     6,622,010
                                         2,020,000   United Kingdom Treasury Bond, 8%, 12/7/00 ..     3,231,215
                                         3,180,000   United Kingdom Treasury Bond, 7%, 11/6/01 ..     4,856,878
                                         4,250,000   United Kingdom Treasury Bond, 9.75%, 8/27/02     7,309,717
                                         5,350,000   United Kingdom Treasury Bond, 8%, 6/7/21 ...     8,124,441
                                                                                                    -----------
                                                                                                     47,064,621
                                                                                                    -----------

CANADIAN DOLLARS      6.5%   CAD         7,750,000   Government of Canada, 7.5%, 3/1/01 .........     5,797,799
                                        23,005,000   Government of Canada, 6.5%, 6/1/04 .........    15,864,436
                                         7,830,000   Government of Canada, 7%, 12/1/06 ..........     5,460,249
                                         2,050,000   Government of Canada, 8%, 6/1/23 ...........     1,484,843
                                         5,650,000   Rogers Cantel Ltd., 10.5%, 6/1/06 ..........     4,121,367
                                                                                                    -----------
                                                                                                     32,728,694
                                                                                                    -----------

DANISH KRONER         5.4%   DKK        18,000,000   Kingdom of Denmark, 8%, 5/15/03 ............     3,251,494
                                        52,000,000   Kingdom of Denmark, 7%, 12/15/04 ...........     8,778,680
                                        86,100,000   Kingdom of Denmark, 8%, 3/15/06 ............    15,253,885
                                                                                                    -----------
                                                                                                     27,284,059
                                                                                                    -----------

DEUTSCHEMARKS        22.5%   DEM        20,660,000   Bayerische Landesbank, 6%, 2/27/06 .........    12,884,119
                                        31,480,000   DEPFA Bank, 4.5%, 4/2/98 ...................    20,780,125
                                        25,930,000   Federal Republic of Germany, 6.625%, 1/20/98    17,666,051
                                        21,920,000   Federal Republic of Germany, 5.25%, 10/20/98    14,665,108
                                        71,570,000   Federal Republic of Germany, 6.25%, 1/4/24 .    41,543,141
                                        10,000,000   Westdeutsche Landesbank, 3%, 4/15/98 .......     6,432,438
                                                                                                    -----------
                                                                                                    113,970,982
                                                                                                    -----------

ITALIAN LIRE         10.9%   ITL    15,000,000,000   Republic of Italy, 8.5%, 8/1/97 ............     9,770,898
                                    18,300,000,000   Republic of Italy, 10.5%, 7/15/98 ..........    12,398,794
                                    37,400,000,000   Republic of Italy, 8.5%, 8/1/99 ............    24,427,922
                                     2,000,000,000   Republic of Italy, 10.5%, 4/1/00 ...........     1,380,218
                                    10,000,000,000   Republic of Italy, 10.5%, 9/1/05 ...........     7,023,627
                                                                                                    -----------
                                                                                                     55,001,459
                                                                                                    -----------

JAPANESE YEN         17.5%   JPY     1,835,000,000   Export-Import Bank of Japan, 4.375%,10/1/03     18,216,180
                                       538,000,000   International Bank for Reconstruction &
                                                       Development, 5.25%, 3/20/02 ..............     5,605,597


   The accompanying notes are an integral part of the financial statements.
                                     ----
                                       9

SCUDDER INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

                  % of            Principal                                                 Market
                Portfolio          Amount                                                  Value ($)
-----------------------------------------------------------------------------------------------------
                                  700,400,000   International Bank for Reconstruction &
                                                  Development, 4.75%, 12/20/04 ........     7,200,010
                                1,500,000,000   Japan Development Bank, 6.5%, 9/20/01 .    16,381,039
                                1,450,000,000   Kingdom of Belgium, 6.875%, 7/9/01 ....    16,000,228
                                2,250,000,000   Republic of Austria, 6.25%, 10/16/03 ..    24,889,471
                                                                                          -----------
                                                                                           88,292,525
                                                                                          -----------

NEW ZEALAND
DOLLARS            5.8%  NZD       16,700,000   Government of New Zealand, 10%, 7/15/97    11,503,618
                                   10,270,000   Government of New Zealand, 8%, 4/15/04      6,706,572
                                   17,500,000   Government of New Zealand, 8%, 11/15/06    11,402,728
                                                                                          -----------
                                                                                           29,612,918
                                                                                          -----------

SPANISH PESETAS    7.7%  ESP    1,600,000,000   Kingdom of Spain, 11.45%, 8/30/98 .....    13,436,381
                                1,300,000,000   Kingdom of Spain, 10.3%, 6/15/02 ......    11,023,513
                                1,500,000,000   Kingdom of Spain, 8%, 5/30/04 .........    11,260,675
                                  400,000,000   Kingdom of Spain, 10.15%, 1/31/06 .....     3,375,317
                                                                                          -----------
                                                                                           39,095,886
                                                                                          -----------
SWEDISH KRONOR     5.8%  SEK       48,300,000   Kingdom of Sweden, 11%, 1/21/99 .......     8,005,963
                                  162,000,000   Kingdom of Sweden, 6%, 2/9/05 .........    21,219,001
                                                                                          -----------
                                                                                           29,224,964
                                                                                          -----------
                                                TOTAL FOREIGN DENOMINATED DEBT ........
                                                (Cost $493,530,670) ...................   489,679,301
                                                                                          -----------
                         ----------------------------------------------------------------------------
                   2.9%  U.S. DOLLAR DENOMINATED DEBT OBLIGATIONS
                         ----------------------------------------------------------------------------

US DOLLARS               USD       13,196,609   Ford Motor Credit Co. Commercial Paper,
                                                  5.63%, 7/1/96 .......................    13,196,609
                                    1,000,000   U.S. Treasury Bill, 5.02%, 9/19/96 ....       988,760
                                      300,000   U.S. Treasury Bill, 5.07%, 10/17/96 ...       295,392
                                                                                          -----------
                                                TOTAL U.S. DOLLAR DENOMINATED DEBT ....
                                                  (Cost $14,480,879) ..................    14,480,761
                                                                                          -----------
                                                TOTAL INVESTMENTS (Cost $508,011,549) .   504,160,062
                                                                                          -----------
                         ----------------------------------------------------------------------------
                   0.3%  PURCHASED OPTIONS
                         ----------------------------------------------------------------------------

                         GBP       12,950,000   Put on British Pounds, strike price GBP
                                                  2.342, expiration date 7/9/96 .......        12,473
                         DEM       49,765,388   Put on Deutschemarks, strike price
                                                  DEM 1.5525, expiration date 8/30/96 .       158,503
                         DEM       64,524,226   Put on Deutschemarks, strike price
                                                  DEM 1.5293, expiration date 7/3/96 ..        70,038
                         DEM       58,309,076   Put on Deutschemarks, strike price
                                                  DEM 1.5245, expiration date 7/1/96 ..        55,743

   The accompanying notes are an integral part of the financial statements.

                                     ----
                                      10

                                                           INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------

                                    Principal                                                       Market
                                     Amount                                                        Value ($)
------------------------------------------------------------------------------------------------------------
                         DEM       58,309,076   Put on Deutschemarks, strike price
                                                  DEM 1.55, expiration date 7/1/96 ............        2,915
                         SEK      131,462,000   Put on Swedish Kronor versus Deutschemarks,
                                                  strike price SEK 4.4521, expiration date
                                                  7/18/96 .....................................       14,119
                         NZD       44,500,000   Put on New Zealand Dollars, strike price
                                                  NZD .663, expiration date 7/15/96 ...........          851

                                     Number
                                  of contracts
                                  ------------

                         JPY              110   Put on Japanese 10-year Government Bond,
                                                  strike price JPY 118, expiration date
                                                  8/30/96 .....................................      391,067
                         USD              450   Call on U.S. Treasury Bond Futures, strike
                                                  price USD 110, expiration date 8/28/96 ......      675,000
                                                                                                 -----------
                                                TOTAL PURCHASED OPTIONS (Cost $3,614,903) .....    1,380,709
                                                                                                 -----------
============================================================================================================

                                                TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                  (Cost $511,626,452) (a) .....................  505,540,771
                                                                                                 ===========

                     (a) The cost for federal income tax purposes was $513,642,708. At June 30, 1996, net unrealized depreciation for all securities based on tax cost was $8,101,937. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,452,780 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $14,554,717.

   The accompanying notes are an integral part of the financial statements.

                                     ----
                                      11

SCUDDER INTERNATIONAL BOND FUND
-------------------------------------------------------------

-------------------------------------------------------------
               ----------------------------------------------
               WRITTEN OPTIONS
               ----------------------------------------------

At June 30, 1996, outstanding written options were as follows (Note A):
               Principal
                Amount    Expiration                 Market
Call Options    (000's)      Date    Strike Price   Value ($)
------------   ----------------------------------------------
GBP .......      12,950      7/9/96   GBP  2.362     68,168
AUD .......      20,794     7/15/96   AUD  .7913     46,024
SEK vs DEM      131,462     7/18/96   SEK  4.405    225,326

Put Options
------------
DEM .......      58,309      7/1/96   DEM 1.5245     87,463
DEM .......      64,524      7/3/96   DEM 1.5293     64,847

               Number of
Call Option    Contracts
------------   ---------
LIFFE BUND
Future ....       220       7/24/96   USD     95    331,988
                                                    -------
Total outstanding written options
  (Premiums received $1,308,789) ..............     823,816
                                                    =======

CURRENCY ABBREVIATIONS
-----------------------------------------------------------
AUD    Australian Dollar       ITL    Italian Lira
GBP    British Pound           JPY    Japanese Yen
CAD    Canadian Dollar         NZD    New Zealand Dollar
DKK    Danish Kroner           ESP    Spanish Peseta
DEM    Deutschemark            SEK    Swedish Krona
NLG    Dutch Guilders          USD    United States Dollar
FRF    French Franc

   The accompanying notes are an integral part of the financial statements.

                                     ----
                                      12

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------
JUNE 30, 1996
-------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $508,011,549) (Note A) ...                   $504,160,062
Purchased options, at market (identified cost $3,614,903) (Note A)                      1,380,709
Foreign currency at market (identified cost $596,840) (Note A) ...                        601,272
Receivables:
   Investments sold ..............................................                    142,822,905
   Interest ......................................................                     13,865,431
   Fund shares sold ..............................................                        212,459
Unrealized appreciation on forward currency exchange
   contracts (Notes A & D) .......................................                        232,521
                                                                                     ------------
         Total assets ............................................                    663,275,359

LIABILITIES
Payables:
   Investments purchased .........................................   $142,009,372
   Fund shares redeemed ..........................................      1,561,865
   Dividends .....................................................      1,010,075
   Accrued management fee (Note C) ...............................        375,484
   Other accrued expenses (Note C) ...............................        350,654
   Written options at market (premiums received $1,308,789)
         (Note A) ................................................        823,816
Net payable on closed forward currency exchange contracts
   (Note A) ......................................................        166,156
Unrealized depreciation on forward currency exchange
   contracts (Notes A & D) .......................................      1,403,571
Daily variation margin on futures contracts (Note A) .............        132,028
         Total liabilities .......................................   ------------     147,833,021
                                                                                     ------------
Net assets, at market value ......................................                   $515,442,338
                                                                                     ============
NET ASSETS
Net assets consist of:
    Net unrealized depreciation on:
          Investments ............................................                   $ (3,851,487)
          Options ................................................                     (1,749,221)
          Foreign currency related transactions ..................                     (1,129,288)
    Accumulated net realized loss ................................                    (86,247,772)
    Capital stock ................................................                        469,228
    Additional paid-in capital ...................................                    607,950,878
                                                                                     ------------
Net assets, at market value ......................................                   $515,442,338
NET ASSET VALUE, offering and redemption price per share                             ============
    ($515,442,338 [divided by] 46,922,766 shares of capital stock outstanding, $.01 par value, 200,000,000 shares of capital
    stock authorized) ............................................                   $      10.98
                                                                                     ============

   The accompanying notes are an integral part of the finacial statements.

                                     ----
                                      13

SCUDDER INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 1996
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of withholding taxes of $932,505) ..................                    $56,125,689

Expenses:
Management fee (Note C) ..........................................    $ 6,133,574
Services to shareholders (Note C) ................................      1,432,640
Custodian and accounting fees (Note C) ...........................        957,371
Directors' fees (Note C) .........................................         51,129
Reports to shareholders ..........................................        235,066
Auditing .........................................................        111,085
Legal ............................................................         18,375
State and Federal registration ...................................         34,220
Other ............................................................        148,791       9,122,251
                                                                      ---------------------------
Net investment income ............................................                     47,003,438
                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
    Investments ..................................................     23,157,219
    Options ......................................................      3,556,191
    Futures contracts ............................................    (20,364,037)
    Foreign currency related transactions ........................    (18,571,467)    (12,222,094)
                                                                      -----------
Net unrealized appreciation (depreciation) during the period on:
    Investments ..................................................    (23,387,651)
    Options ......................................................      4,549,305
    Foreign currency related transactions ........................      4,157,634     (14,680,712)
                                                                      ---------------------------
Net loss on investment transactions ..............................                    (26,902,806)
                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............                    $20,100,632
                                                                                      ===========

   The accompanying notes are an integral part of the financial statements.

                                     ----
                                      14

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED JUNE 30,
                                                                        -----------------------
INCREASE (DECREASE) IN NET ASSETS                                       1996              1995
---------------------------------------------------------------------------------------------------
Operations:
Net investment income ..........................................    $ 47,003,438     $   92,566,481
Net realized loss from investment transactions .................     (12,222,094)      (189,123,181)
Net unrealized appreciation (depreciation) on investment
   transactions during the period ..............................     (14,680,712)       130,714,791
                                                                    ------------     --------------
Net increase in net assets resulting from operations ...........      20,100,632         34,158,091
                                                                    ------------     --------------

Distributions to shareholders:
   From net investment income ($.12 per share for
      June 30, 1996) ...........................................      (7,878,363)                --
                                                                    ------------     --------------
   Tax return of capital ($.61 and $.98 per share, respectively)     (39,125,075)       (92,566,481)
                                                                    ------------     --------------
Fund share transactions:
Proceeds from shares sold ......................................      81,445,370        318,060,128
Net asset value of shares issued to shareholders
   in reinvestment of distributions ............................      39,214,810         72,680,706
Cost of shares redeemed ........................................    (487,822,648)      (653,886,791)
                                                                    ------------     --------------
Net decrease in net assets from Fund share transactions ........    (367,162,468)      (263,145,957)
                                                                    ------------     --------------
DECREASE IN NET ASSETS .........................................    (394,065,274)      (321,554,347)

Net assets at beginning of period ..............................     909,507,612      1,231,061,959
                                                                    ------------     --------------
Net assets at end of period ....................................    $515,442,338     $  909,507,612
                                                                    ============     ==============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ......................      79,574,801        102,881,085
                                                                    ------------     --------------
Shares sold ....................................................       7,198,026         27,314,845
Shares issued to shareholders in reinvestment of distributions .       3,472,904          6,274,380
Shares redeemed ................................................     (43,322,965)       (56,895,509)
                                                                    ------------     --------------
Net decrease in Fund shares ....................................     (32,652,035)       (23,306,284)
                                                                    ------------     --------------
Shares outstanding at end of period ............................      46,922,766         79,574,801
                                                                    ============     ==============

   The accompanying notes are an integral part of the finacial statements.

                                     ----
                                      15

SCUDDER INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT  EACH PERIOD AND OTHER PERFORMANCE INFORMATION
DERIVED FROM THE FINANCIAL STATEMENTS.
                                                                                                                   FOR THE PERIOD
                                                                                                                    JULY 6, 1988
                                                                                                                   (COMMENCEMENT
                                                                       YEARS ENDED JUNE 30,                        OF OPERATIONS)
                                             ---------------------------------------------------------------------   TO JUNE 30,
                                              1996      1995      1994(b)     1993      1992       1991      1990       1989
                                             --------------------------------------------------------------------- -------------
Net asset value, beginning of period .....   $11.43    $11.97     $13.57     $13.68    $12.35     $12.08    $11.27     $12.00
                                             ------    ------     ------     ------    ------     ------    ------     ------
Income from investment operations:
   Net investment income (a) .............      .73       .98        .92       1.03      1.08       1.21      1.10       1.00
   Net realized and unrealized gain (loss)
    on investment transactions (c) .......     (.45)     (.54)     (1.22)       .52      2.15        .56       .80       (.73)
                                             ------    ------     ------     ------    ------     ------    ------     ------
Total from investment operations .........      .28       .44       (.30)      1.55      3.23       1.77      1.90        .27
                                             ------    ------     ------     ------    ------     ------    ------     ------
Less distributions:
    From net investment income ...........     (.12)       --       (.91)     (1.04)    (1.09)     (1.21)    (1.09)     (1.00)
    From net realized gains on investment
      transactions .......................       --        --         --       (.62)     (.81)      (.29)       --         --
    In excess of net realized gains on
      investment transactions ............       --        --       (.39)        --        --         --        --         --
    Tax return of capital ................     (.61)     (.98)        --         --        --         --        --         --
                                             ------    ------     ------     ------    ------     ------    ------     ------
Total distributions ......................     (.73)     (.98)     (1.30)     (1.66)    (1.90)     (1.50)    (1.09)     (1.00)
                                             ------    ------     ------     ------    ------     ------    ------     ------
Net asset value, end of period ...........   $10.98    $11.43     $11.97     $13.57    $13.68     $12.35    $12.08     $11.27
                                             ======    ======     ======     ======    ======     ======    ======     ======
TOTAL RETURN (%) .........................     2.59      3.92      (2.83)     12.24     28.25      14.88     17.59       2.16**

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...      515       910      1,231      1,017       542        144        73         13
Ratio of operating expenses, net to
    average net assets (%) (a) ...........     1.26      1.30       1.27       1.25      1.25       1.25      1.25       1.00*
Ratio of net investment income to
    average net assets (%) ...............     6.50      8.52       6.86       7.69      8.31       9.48      9.57       8.58*
Portfolio turnover rate (%) ..............    275.7     318.5      232.9      249.7     147.9      260.1     215.6      103.8*

(a) Reflects a per share amount of
      expenses, exclusive of management
      fees, reimbursed by the Adviser of .   $   --    $   --     $   --     $   --    $   --     $   --    $   --     $  .39
    Reflects a per share amount of
      management fee not imposed
      by the Adviser of ..................   $   --    $   --     $   --     $  .02    $  .04     $  .06    $  .10     $  .10
    Operating expense ratio before
      expense reductions (%) .............       --        --       1.29       1.37      1.57       1.75      2.51       5.59*
(b) Per share amounts have been calculated using weighted average shares outstanding.
(c) Includes exchange gain (loss) of $.01, $.01 and ($.02) for the periods ended June 30, 1991, 1990 and 1989, previously included in net investment income.
 *  Annualized
**  Not annualized

                                     ----
                                      16

                                                  NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

Scudder International Bond Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on securities and currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on securities and currencies to lock in the exchange rate component of the purchase price of securities expected to be purchased in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial

                                     ----
                                      17

SCUDDER INTERNATIONAL BOND FUND
-------------------------------------------------------------------------------

premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund sold

                                     ----
                                      18

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement

                                     ----
                                      19

SCUDDER INTERNATIONAL BOND FUND
-------------------------------------------------------------------------------

dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At June 30, 1996, the Fund had a net tax basis capital loss carryforward of approximately $83,774,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2003, ($77,681,000) and June 30, 2004 ($6,093,000), the
respective expiration dates, whichever occurs first.


                                     ----
                                      20

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

For the year ended June 30, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $1,836,443,347, and $2,181,122,628, respectively.

The aggregate face value of futures contracts opened and closed during the year ended June 30, 1996 was $10,848,857,635, respectively.

                                     ----
                                      21

SCUDDER INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

Transactions in written options for the year ended June 30, 1996 are summarized as follows:



                    -------------------------------------------------------------------------
                       OPTION CONTRACTS            OPTIONS ON CURRENCIES (000 OMITTED)
                    ---------------------    ------------------------------------------------
                    NUMBER OF   PREMIUMS                                           PREMIUMS
                    CONTRACTS RECEIVED ($)     DEM           ITL         AUD     RECEIVED ($)
                    ---------------------    ------------------------------------------------
Beginning of Period      --   $        --     51,803              --        --   $   415,203
Written ...........   1,127     1,640,909    709,846     271,771,945    37,044     9,440,228
Closed ............    (907)   (1,470,544)  (351,695)    (99,650,000)  (16,250)   (4,788,886)
Exercised .........      --            --   (181,803)   (172,121,945)       --    (3,482,658)
Expired ...........      --            --   (105,318)             --        --      (693,508)
                      -----   -----------   --------    ------------   -------   -----------
End of Period .....     220   $   170,365    122,833              --    20,794   $   890,379
                      -----   -----------   --------    ------------   -------   -----------
                      =====   ===========   ========    ============   =======   ===========
                    -------------------------------------------------------------------------

                       -------------------------------------------------------------
                              OPTIONS ON CURRENCIES (000 OMITTED) (CONTINUED)
                       -------------------------------------------------------------
                                                                           PREMIUMS
                        GBP         FRF         JPY           SEK         RECEIVED ($)
                       -------------------------------------------------------------
Beginning of Period    11,773     241,600     2,219,500       273,521    $ 1,645,040
Written ...........    43,178          --    29,748,468     1,621,300      7,155,642
Closed ............   (15,114)         --   (26,173,934)   (1,019,753)    (5,926,196)
Exercised .........   (26,887)         --    (5,794,034)     (743,606)    (2,189,870)
Expired ...........        --    (241,600)           --            --       (436,571)
                      -------    --------   -----------    ----------    -----------
End of Period .....    12,950          --            --       131,462    $   248,045
                      =======    ========   ===========    ==========    ===========
                      --------------------------------------------------------------

                                     ----
                                      22

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

C. RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% on the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the year ended June 30, 1996, the fee pursuant to the Management Agreement amounted to $6,133,574, which is equivalent to an annual effective rate of .85% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1996, the amount charged by SSC aggregated $948,215, of which $63,421 is unpaid at June 30, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1996, the amount charged to the Fund by STC aggregated $99,670, of which $15,163 is unpaid at June 30, 1996

Effective August 3, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1996, the amount charged to the Fund by SFAC aggregated $464,475, of which $68,430 is unpaid at June 30, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended June 30, 1996, Directors' fees and expenses aggregated $51,129.

                                     ----
                                      23

SCUDDER INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

D. COMMITMENTS
--------------------------------------------------------------------------------

As of June 30, 1996, the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of ($1,171,050).
                                                             NET UNREALIZED
                                                              APPRECIATION
                                                             (DEPRECIATION)
CONTRACTS TO DELIVER      IN EXCHANGE FOR   SETTLEMENT DATE     (U.S.$)
--------------------   -------------------- ---------------  --------------
DEM        5,004,056   USD        3,285,658     8/26/96          (8,577)
DKK       43,904,995   JPY      780,497,779      7/9/96         (356,583)
GBP        7,239,404   USD       11,231,936      8/5/96           (7,595)
ITL   14,806,020,636   USD        9,432,016     7/10/96         (210,538)
JPY    1,166,982,948   USD       10,797,000     9/12/96           48,371
JPY      809,564,203   DKK       43,904,995      7/9/96           91,352
JPY      370,302,328   NLG        5,823,554      7/9/96           31,291
JPY      635,680,000   NLG       10,000,000      7/9/96           55,466
NLG       32,500,000   JPY    1,998,847,500      7/9/96         (792,664)
USD        9,636,513   ITL   14,806,020,636     7/10/96            6,041
USD       10,770,692   JPY    1,166,982,948     9/12/96          (22,063)
USD        2,709,839   JPY      293,605,607     9/12/96           (5,551)
                                                              ----------
                                                              (1,171,050)
                                                              ==========

E. Lines of Credit
--------------------------------------------------------------------------------
The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                                     ----
                                      24

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER INTERNATIONAL BOND FUND:

We have audited the accompanying statement of assets and liabilities of Scudder International Bond Fund including the investment portfolio, as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the seven years in the period then ended and for the period July 6, 1988 (commencement of operations) to June 30, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Bond Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the seven years in the period then ended and for the period July 6, 1988 (commencement of operations) to June 30, 1989, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
August 20, 1996

                                     ----

                      (This page intentionally left blank.)

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

OFFICERS AND DIRECTORS


Daniel Pierce*
    Chairman of the Board, Director and Vice President


Nicholas Bratt*
     President and Director


Paul Bancroft III
    Director; Venture Capitalist and Consultant


Sheryle J. Bolton
    Director; Consultant


Thomas J. Devine
    Director; Consultant


William H. Gleysteen, Jr.
    Director; Consultant


Dudley H. Ladd*
    Director


William H. Luers
    Director; President, The Metropolitan Museum of Art


Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board and Director, Kirby Corporation


Robert W. Lear Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business


Adam M. Greshin*
    Vice President


Jerard K. Hartman*
    Vice President


Thomas W. Joseph*
    Vice President


David S. Lee*
    Vice President and Assistant Treasurer


Thomas F. McDonough*
    Vice President and Secretary


Pamela A. McGrath*
    Vice President and Treasurer


Gerald J. Moran*
    Vice President


Edward J. O'Connell*
    Vice President and Assistant Treasurer


Juris Padegs*
    Vice President and Assistant Secretary


Kathryn L. Quirk*
    Vice President and Assistant Secretary


Isabel Saltzman*
    Vice President


Cornelia M. Small*
    Vice President


Coleen Downs Dinneen*
    Assistant Secretary


*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------

                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                 Tax Free Money Market+                                Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder High Yield Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Income Fund
                   Scudder New York Tax Free Money Fund*               Scudder International Bond Fund
                 Tax Free+                                             Scudder Short Term Bond Fund
                   Scudder California Tax Free Fund*                   Scudder Zero Coupon 2000 Fund
                   Scudder High Yield Tax Free Fund                  Growth
                   Scudder Limited Term Tax Free Fund                  Scudder Capital Growth Fund
                   Scudder Managed Municipal Bonds                     Scudder Development Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Emerging Markets Growth Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Global Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Global Discovery Fund
                   Scudder New York Tax Free Fund*                     Scudder Gold Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Greater Europe Growth Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder International Fund
                 Growth and Income                                     Scudder Latin America Fund
                   Scudder Balanced Fund                               Scudder Micro Cap Fund
                   Scudder Growth and Income Fund                      Scudder Pacific Opportunities Fund
                                                                       Scudder Quality Growth Fund
                                                                       Scudder Small Company Value Fund
                                                                       Scudder Value Fund
                                                                       The Japan Fund


 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans


 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.


 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++A  no-load  variable  annuity  contract  provided  by Charter  National  Life
Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers
Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------



                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890


 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470


                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105


 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291


 Visit the Scudder World Wide Web Site at:
 -------------------------------------------------------------------------------------------------------------

                                         http://funds.scudder.com


 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many shareholders enjoy the personal, one-on-one service of the
                                         Scudder Funds Centers. Check for a Funds Center near  you--they can be found in the following cities:

                                         Boca Raton                               New York
                                         Boston                                   Portland, OR
                                         Chicago                                  San Diego
                                         Cincinnati                               San Francisco
                                         Los Angeles                              Scottsdale
 -------------------------------------------------------------------------------------------------------------
                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM)an institutional    Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.

 -------------------------------------------------------------------------------------------------------------
    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.


 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.